As filed with the Securities and Exchange Commission on April 28, 2020

Registration Nos.	033-33419
811-06130

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [  ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 56	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

Amendment No. 57	[X]

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Mathew Berman
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Scott Richardson, Esq.
Foresters Financial
40 Wall Street
New York, NY 10005

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2020 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in First Investors Life Variable Annuity Fund C under individual flexible premium deferred variable annuity contracts.

THE Tax Tamer® I
An Individual Variable Annuity Contract

Offered by Foresters Life Insurance and Annuity Company through First Investors Life Variable Annuity Fund C

40 Wall Street, New York, New York 10005 / (800) 832-7783

This prospectus describes an individual variable annuity contract (the "Contract") formerly offered by Foresters Life Insurance and Annuity Company (“FLIAC”, “We”, “Us” or “Our”). The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, receive annuity payments for a lifetime based upon the Contract’s accumulated value.

The Contract is no longer available for new sales. Existing Contractowners may continue to make additional Purchase Payments.

When You invest in a Contract, You allocate Your Purchase Payments (less certain charges) to one or more “Subaccounts” of First Investors Life Variable Annuity Fund C (“Separate Account C”). Each of these Subaccounts invests in a corresponding series of the Delaware VIP® Trust (“Funds” or “VIP Series”). The amount You accumulate depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money.

Please read this prospectus and keep it for future reference. It contains important information that You should know. We filed a Statement of Additional Information (“SAI”), dated May 1, 2020, with the Securities and Exchange Commission (“SEC”). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus. You can get a free SAI by contacting Us at Raritan Plaza 1, Edison, New Jersey 08837, by calling the telephone number shown above or by visiting Our website www.foresters.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Electronic versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

The SEC has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only if attached to the current prospectus for the VIP Series.

The date of this prospectus is May 1, 2020.

CONTENTS

FEES AND EXPENSES	1
HISTORICAL ACCUMULATION UNIT INFORMATION	2
OVERVIEW OF THE CONTRACT	5
Summary of Risks and Rewards of the Contract	5
Who We Are and How to Contact Us	6
THE CONTRACT IN DETAIL	11
Application and Purchase Payments	11
How the Contract Works	11
Allocation of Purchase Payments to Subaccounts	12
Reallocations Among Subaccounts	12
What Are Our Policies on Frequent Reallocations Among Subaccounts?	13
What Are the Risks to Contractowners of Frequent Reallocations?	12
The Accumulation Period	14
The Annuity Period	16
Your Right to Cancel the Contract	18
FINANCIAL INFORMATION	19
Calculating Values	19
Contract Expenses	19
Mortality and Expense Risk Charge	20
Other Charges	20
Federal Tax Information	21
OTHER INFORMATION	26
Voting Rights	26
Processing Transactions	27
Reservation Of Rights	27
Contract Years and Anniversaries	27
State Variations	27
Distribution of the Contract	28
Reports	29
Financial Statements	29
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	30

FLIAC does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.

The Units of interest under the Contract are offered in a limited number of states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached prospectus or any supplements thereto or in any supplemental sales material We authorize.

GLOSSARY OF SPECIAL TERMS

Accumulated Value – The value of all the Accumulation Units credited to the Contract.

Accumulation Period – The period between the date of issue of a Contract and the Annuity Commencement Date or the death of either the Annuitant or Contractowner.

Accumulation Unit – A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account C before the Annuity Commencement Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Annuitant – The person whose life is the measure for determining the amount and duration of annuity payments and upon whose death, prior to the Annuity Commencement Date, the death benefit under the Contract becomes payable.

Annuity Commencement Date – The date on which We begin making annuity payments.

Annuity Unit – A unit that determines the amount of each annuity payment after the first annuity payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Annuity Value – The value of the Annuity Units credited to the Contract during the annuity income period following the Annuity Commencement Date.

Beneficiary – The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.

Business Day – Any date on which the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE is closed most national holidays and Good Friday.

Contract – An individual variable annuity Contract offered by this prospectus.

Contractowner – The person or entity with legal rights of ownership of the Contract.

Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount and guaranteed throughout the annuity income period.

General Account – All assets of FLIAC other than those allocated to Separate Account C and other segregated investment accounts of FLIAC.

Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our Administrative Office or other office We may designate (“Administrative Office”), that contains all information required by Us to process the transaction.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Joint Annuitant – The designated second person under a joint and survivor life annuity.

Net Accumulated Value – The accumulated value less any applicable premium taxes not previously deducted.

Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).

Separate Account C – The segregated investment account entitled "First Investors Life Variable Annuity Fund C", established by FLIAC pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

Subaccount – A segregated investment subaccount under Separate Account C that corresponds to a Fund of the VIP Series. The assets of a Subaccount are invested in shares of the corresponding Fund of the VIP Series.

Valuation Period – The period beginning at the end of any Business Day and extending to the end of the next Business Day.

Variable Annuity Payment – Annuity payments that vary in dollar amount, in accordance with the net investment experience of the Subaccounts, throughout the annuity income period.

We, Us (and Our) – FLIAC.

You (and Your) – An actual or prospective Contractowner who is reading the prospectus.

FEES AND EXPENSES

The following tables below show the fees and expenses that You will incur when You buy, own and surrender a Contract.

The first table describes the fees and expenses that You will pay at the time that You buy the Contract. State premium taxes may also be deducted.

Contractowner Transaction Expenses
Maximum Sales Charge Imposed on Purchases
(as a percentage of Purchase Payment)	7.00%

The next table describes the fees and expenses that You will pay periodically during the time You own the Contract, not including Fund fees and expenses.

Annual Contract Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.00%
Administrative Charge	0.00%	†
Total Annual Contract Expenses	1.00%

† We may deduct an administrative charge of $7.50 per year if the Accumulated Value of a Contract is less than $1,500 because of partial withdrawals. (See "Administrative Charge"). For more complete descriptions of the various charges and expenses shown, please refer to “FINANCIAL INFORMATION: Contract Expenses – Sales Charge, Mortality and Expense Risk Charge, Other Charges.”

The next table shows the minimum and maximum total annual fund operating expenses of the underlying VIP Series, as of December 31, 2019. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the VIP Series.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund	0.73%	1.42%
assets, including management fees and other
expenses.

The following examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.These costs include Contractowner transaction expenses, Contract fees, separate account annual expenses and fees and expenses of the Funds. The examples assume that You invest $10,000 in the Contract for the time periods indicated. The examples also assume that Your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender, annuitize or do not surrender Your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Cost	$928	$1,402	$1,900	$3,263
Minimum Cost	$864	$1,207	$1,573	$2,598

You should not consider the expenses in the example as a representation of past or future expenses. Actual expenses in future years may be more or less than those shown.

HISTORICAL ACCUMULATION UNIT INFORMATION

This table shows the Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C for the last 10 fiscal years (or the life of the Subaccount, if less). For years 2010 and later, the number of Accumulation Units shown below pertain to Contracts offered under this prospectus.

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Covered Call	December 31, 2016	10.460	30,300.1
Strategy	December 31, 2017	11.502	88,358.1
Subaccount*	December 31, 2018	10.250	120,589.1
	December 31, 2019	12.317	84,819.5
Equity Income	December 31, 2010	21.138	1,040,493.5
Subaccount	December 31, 2011	21.248	921,953.9
	December 31, 2012	23.392	817,244.4
	December 31, 2013	30.229	744,592.7
	December 31, 2014	32.399	693,277.1
	December 31, 2015	31.747	626,211.6
	December 31, 2016	35.603	568,455.2
	December 31, 2017	40.718	505,783.6
	December 31, 2018	36.920	447,523.1
	December 31, 2019	44.854	367,940.7
Fund For	December 31, 2010	38.547	337,794.5
Income	December 31, 2011	40.322	336,095.4
Subaccount	December 31, 2012	45.313	315,698.4
	December 31, 2013	47.947	290,181.8
	December 31, 2014	47.846	266,147.2
	December 31, 2015	46.494	242,721.1
	December 31, 2016	51.150	229,099.3
	December 31, 2017	54.097	208,869.7
	December 31, 2018	52.176	187,716.0
	December 31, 2019	58.258	150,102.9
Government	December 31, 2010	15.763	333,233.6
Cash	December 31, 2011	15.606	248,102.9
Management	December 31, 2012	15.450	197,083.4
Subaccount**	December 31, 2013	15.296	173,579.4
	December 31, 2014	15.144	148,894.3
	December 31, 2015	14.993	230,158.2
	December 31, 2016	14.844	160,581.4
	December 31, 2017	14.734	135,207.3
	December 31, 2018	14.769	126,691.4
	December 31, 2019	14.819	96,906.3

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Growth and Income Subaccount (formerly Growth & Income Subaccount)	December 31, 2010	50.493	1,091,296.8
	December 31, 2011	51.173	1,607,582.3
	December 31, 2012	59.506	1,412,861.6
	December 31, 2013	81.336	1,265,790.3
	December 31, 2014	86.682	1,140,773.4
	December 31, 2015	83.140	1,028,275.8
	December 31, 2016	90.443	922,657.2
	December 31, 2017	105.910	818,823.1
	December 31, 2018	94.195	727,587.6
	December 31, 2019	117.130	614,259.3
International Subaccount	December 31, 2010	34.238	682,393.1
	December 31, 2011	34.115	611,988.5
	December 31, 2012	40.816	538,222.9
	December 31, 2013	43.146	489,865.6
	December 31, 2014	43.736	445,625.8
	December 31, 2015	44.814	408,141.2
	December 31, 2016	42.502	364,752.7
	December 31, 2017	55.950	339,298.0
	December 31, 2018	48.658	313,316.6
	December 31, 2019	60.173	263,643.4
Investment Grade Subaccount	December 31, 2010	25.849	618,638.5
	December 31, 2011	27.185	612,267.1
	December 31, 2012	29.938	610,092.1
	December 31, 2013	29.403	540,621.7
	December 31, 2014	30.815	498,136.3
	December 31, 2015	30.401	460,811.9
	December 31, 2016	31.497	424,039.3
	December 31, 2017	32.657	376,953.7
	December 31, 2018	31.677	329,328.0
	December 31, 2019	35.320	270,815.6
Limited Duration Bond Subaccount***	December 31, 2014	9.691	14,912.0
	December 31, 2015	9.546	58,066.4
	December 31, 2016	9.551	93,504.2
	December 31, 2017	9.535	103,668.8
	December 31, 2018	9.419	631,466.0
	December 31, 2019	9.707	509,462.7
Opportunity Subaccount****	December 31, 2012	10.056	129.6
	December 31, 2013	13.935	47,890.0
	December 31, 2014	14.587	69,769.0
	December 31, 2015	14.325	81,569.1
	December 31, 2016	15.353	72,789.6
	December 31, 2017	18.088	84,678.8
	December 31, 2018	15.154	86,338.5
	December 31, 2019	19.520	71,241.4

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Growth Equity Subaccount (formerly Select Growth Subaccount)	December 31, 2010	6.315	300,998.5
	December 31, 2011	7.572	333,422.0
	December 31, 2012	7.890	343,794.0
	December 31, 2013	11.667	301,426.2
	December 31, 2014	13.114	279,429.7
	December 31, 2015	13.400	258,910.9
	December 31, 2016	13.802	245,619.6
	December 31, 2017	18.147	239,789.8
	December 31, 2018	17.285	239,484.5
	December 31, 2019	21.280	195,916.3
Special Situations Subaccount	December 31, 2010	55.810	574,072.1
	December 31, 2011	56.494	520,274.0
	December 31, 2012	61.529	461,246.2
	December 31, 2013	79.728	411,933.9
	December 31, 2014	83.905	376,803.9
	December 31, 2015	82.635	346,150.7
	December 31, 2016	94.986	310,340.2
	December 31, 2017	111.217	282,575.8
	December 31, 2018	91.837	255,907.0
	December 31, 2019	109.432	214,502.8
Total Return Subaccount****	December 31, 2012	9.926	0.0
	December 31, 2013	11.500	78,867.6
	December 31, 2014	12.065	129,447.1
	December 31, 2015	11.752	202,912.5
	December 31, 2016	12.405	196,571.7
	December 31, 2017	13.724	204,546.4
	December 31, 2018	12.548	284,624.7
	December 31, 2019	14.769	246,537.8
*The inception date for the Covered Call Strategy Subaccount was May 2, 2016. The Accumulation Unit value for this Subaccount initially was set at $10.00 on May 2, 2016.
**In October 2016, the Cash Management Subaccount was converted into the Government Cash Management Subaccount as a result of the conversion of the First Investors Life Series Cash Management Fund into the First Investors Life Series Government Cash Management Fund.
***The inception date for the Limited Duration Bond Subaccount was July 1, 2014. The Accumulation Unit value for this Subaccount initially was set at $10.00 on July 1, 2014. Prior to January 31, 2018, the Limited Duration Bond Subaccount was known as the Limited Duration High Quality Bond Subaccount.
****The inception date for the Opportunity Subaccount and the Total Return Subaccount was December 17, 2012. The Accumulation Unit values for each of these Subaccounts initially was set at $10.00 on December 17, 2012.

OVERVIEW OF THE CONTRACT

This overview highlights some basic information about the Contract offered by FLIAC in this prospectus. You will find more information about the Contract in “THE CONTRACT IN DETAIL” section of this prospectus.

SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:

■   There are twelve (12) Subaccounts available under the Contract, each with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the VIP Series.

■   Investment in a Contract enables You to defer payment of federal income tax on any net gains realized under the Contract until You access Your money through withdrawals or one of Our annuity pay-out options. This gives Your money the potential to grow faster.

■   You can also reallocate Your accumulated assets among the Subaccounts, as Your circumstances change, without incurring current federal income tax.

■   Moreover, there are no income or contribution limits – such as those that exist on individual retirement accounts (“IRAs”), including Roth IRAs or 401(k) plans – that restrict the amount that You can invest. You control how much You invest for Your retirement so long as You meet Our minimum investment requirements, and when and how often You wish to add to Your Contract.

■   We guarantee a minimum death benefit, which protects Your principal from market declines if You die.

■   You can receive an annuity pay-out providing a stream of income to suit Your needs for the rest of Your life.

There are several risk factors that You should consider:

■   You bear all of the investment risk of the Funds that correspond to the Subaccounts You select, which means You could lose money.

■   An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.

■   Because a 10% federal tax penalty is generally imposed on the taxable portion of withdrawals prior to age 59½, You should not invest in the Contract if You have short-term investment objectives, which would require You to liquidate all or a portion of the Contract prior to reaching age 59½.

■   A minimum holding period is often necessary before the federal income tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.

■   A tax-deferred accrual feature is already provided by any tax-qualified arrangement, such as an IRA or 401(k) plan. Therefore, You should have reasons other than tax deferral, such as the additional benefits, for purchasing a Contract within an IRA or other arrangement that receives tax deferral through the Internal Revenue Code.

■   A partial withdrawal or total surrender of a Contract is taxed as ordinary income to the extent that the Accumulated Value exceeds Your principal contribution to the Contract (i.e., on an “income first” basis).

■   The death benefit paid to a Beneficiary of the Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s principal contribution to the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You. The amount of the death benefit on a life insurance policy passes federal income-tax free (though not necessarily federal estate-tax free) to the Beneficiary; an annuity death benefit does not.

■   The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Any guarantees under Your Contract that exceed Your Accumulated Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulated Value are subject to Our financial strength and claims-paying ability.

WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company
Foresters Life Insurance and Annuity Company, with its home office at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts.

FLIAC is part of Foresters Financial Holding Company, Inc. ("FFHC"), a holding company, which owns all of the voting common stock of FLIAC. Foresters Financial Services, Inc. ("FFS"), an affiliate of FLIAC, is currently the distributor of the Contracts.

On October 17, 2019, The Independent Order of Foresters announced that it had entered into a Purchase and Sale Agreement with Nassau Life Insurance Company (“Nassau Life”) whereby Nassau Life will purchase FFHC and, its sole subsidiary, FLIAC. FLIAC and Nassau Life expect to close the transaction on or about June 1, 2020 at which time, FLIAC will become a subsidiary of Nassau Life.

For information or service concerning a Contract, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call Us at (800) 832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax Us at (732) 855-5935. You can also contact Us through Our Website at www.foresters.com.

You should send any Purchase Payments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office.

To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account C
First Investors Life Variable Annuity Fund C ("Separate Account C" or the “Separate Account”) was established on December 21, 1989 under New York Insurance Law. Separate Account C is registered with the SEC as a unit investment trust under the 1940 Act.

We segregate the assets of the Separate Account from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to the Separate Account. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on a Separate Account. We credit to, or charge against, the Subaccounts of each Separate Account realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations. Any guarantees under Your Policy that exceed Your Accumulated Value (such as those that may be associated with the death benefit), are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Accumulated Value are subject to Our financial strength and claims-paying ability.

Each Subaccount invests its assets in a corresponding Fund of the VIP Series at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.

The VIP Series
On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company, Inc. an affiliate of FLIAC, which prior to that date were the only funds available to Contractowners, reorganized into a substantially similar series of the Delaware VIP® Trust, managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.

The Delaware VIP Trust is an open-end management investment company registered with the SEC under the 1940 Act. The VIP Series consists of a variety of separate series, twelve (12) of which are available to Contractowners of Separate Account C. Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity contract issued by FLIAC or by other insurance companies.

The VIP Series reserves the right to offer its shares to other separate accounts or directly to Us.

Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

The VIP Series are selected to provide an appropriate range of investment options for persons invested in the Contracts from conservative to more aggressive investment strategies. DMC is the investment adviser of the VIP Series and receives investment management fees for its services. DMC pays a portion of its investment management fees to subadvisers who manage certain of the VIP Series. DMC is a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, and is located at 2005 Market Street, Philadelphia, PA 19103. DMC has retained Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150 Dallas, TX 75201, to serve as the subadviser of the Delaware VIP Growth Equity Series and Ziegler Capital Management, LLC, 170 West Madison Street, 24th floor, Chicago, IL 60602 to serve as subadviser for the Delaware VIP Covered Call Strategy Series. In addition, DMC may seek investment advice, recommendations and/or allow security trades on its behalf for Funds in the VIP Series by certain of its affiliates which have specialized market knowledge in relevant areas and which it has engaged as a subadvisor to Funds in the VIP Series. These affiliated subadvisors include, Macquarie Investment Management Austria Kapitalanlage AG, Kaerntner Strasse 28, 1010 Vienna , Austria, with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Global Limited, 50 Martin Place, Sydney Australia with respect to the Delaware VIP Fund For Income Series, Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Europe Limited, 28 Ropemaker Street, London, England with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Funds Management Hong Kong Limited, Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, with respect to the Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, Delaware VIP International Series and Delaware VIP Total Return Series. See the VIP Series prospectus for more information about the investment adviser and subadvisers.

The following table includes each available Fund’s investment objective. There is no guarantee that any of the Funds will achieve its stated objective(s). There is a Subaccount with a similar name as its corresponding underlying Fund. The following table also identifies the Subaccount that corresponds with each Fund. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully.

The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached VIP Series prospectus, which You should read carefully before investing. You may obtain a VIP Series prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at (800) 832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at (732) 510-4209. You also can obtain a VIP Series prospectus at www.delawarefunds.com/dcio/literat ure.

Subaccount	Fund	Investment Objective
Covered Call Strategy Subaccount	Delaware VIP Covered Call Strategy Series	Long-term capital appreciation.
Equity Income Subaccount	Delaware VIP Equity Income Series	Total return.
Fund For Income Subaccount	Delaware VIP Fund For Income Series	High current income.
Government Cash Management Subaccount	Delaware VIP Government Cash Management Series	Current income consistent with the preservation of capital and maintenance of liquidity.
Growth and Income Subaccount	Delaware VIP Growth and Income Series	Long-term growth of capital and current income.
International Subaccount	Delaware VIP International Series	Long-term capital growth.
Investment Grade Subaccount	Delaware VIP Investment Grade Series	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Subaccount	Delaware VIP Limited Duration Bond Series	Current income consistent with low volatility of principal.
Opportunity Subaccount	Delaware VIP Opportunity Series	Long-term capital growth.
Growth Equity Subaccount	Delaware VIP Growth Equity Series	Long-term growth of capital.
Special Situations Subaccount	Delaware VIP Special Situations Series	Long-term growth of capital.
Total Return Subaccount	Delaware VIP Total Return Series	Sustainable current income with potential for capital appreciation with moderate investment risk.

THE CONTRACT IN DETAIL

APPLICATION AND PURCHASE PAYMENTS
We are currently not offering or accepting applications for new Tax Tamer I Contracts.

Existing Contractowners may make additional Purchase Payments under a Contract of at least $200 each at any time after Contract issuance.

Your additional Purchase Payments buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt at Our Administrative Office in Good Order. We make these allocations after deductions for sales expenses (see “Contract Expenses - Sales Charge”).

We value Accumulation Units at the end of each Business Day (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Business Day in a manner meeting Our requirements, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment after the end of the Business Day, We will process the payment based upon the next Business Day’s Accumulation Unit values.

HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Period and an annuity income period.During the Accumulation Period, earnings on Your investment accumulate on a tax- deferred basis. The annuity income period begins when You convert from the Accumulation Period by agreeing that the Annuitant will start receiving regular annuity payments after the Accumulated Value has been applied to one of the annuity options in accordance with the annuity rates in the Contracts. You can select one of several annuity income payment options.

The Contract is a “variable” annuity because Your Accumulated Value during the Accumulation Period and the amount of Your variable annuity payments during the annuity income phase fluctuate based on the performance of the Funds underlying the Subaccounts You have selected. As a result, the Accumulated Value in Your Contract and Your variable annuity payments may increase or decrease. You are permitted to allocate Your Purchase Payments to all of twelve (12) available Subaccounts We offer under the Contract, as long as each allocation is at least 10% of the Purchase Payment. Subject to certain limitations, You may reallocate Your Accumulated Value or Annuity Value.

The Contract provides a guaranteed death benefit that is payable to a Beneficiary when the Contractowner or Annuitant dies during the Accumulation Period. Upon the death of the Annuitant, the Contract guarantees that the Beneficiary will receive the greater of (i) the total Purchase Payments less any withdrawals or (ii) the Accumulated Value. Upon the death of the Contractowner, We pay only the Accumulated Value to the Beneficiary. We pay the death benefit when We receive both proof of death and appropriate instructions for payment.

You may withdraw a portion or all of the Accumulated Value during the Accumulation Period.

ALLOCATION OF PURCHASE PAYMENTS TO SUBACCOUNTS
When You make additional Purchase Payments to your Contract You may select a percentage allocation among the twelve (12) Subaccounts. You may not allocate less than 10% of a Purchase Payment to any Subaccount. We reserve the right to adjust Your allocation to eliminate fractional percentages.

REALLOCATIONS AMONG SUBACCOUNTS
You may subsequently reallocate the Accumulated Value of Your Contract, among the Subaccounts, provided that You invest no less than 10% of the aggregate Annuity Unit value in each of Your Subaccounts. A request to reallocate may be made on Our Subaccount reallocation form or by telephone, subject to the restrictions discussed below. If We receive a written reallocation request in Our Administrative Office before the end of a Business Day (generally 4:00 P.M., Eastern Time), We will process it based upon that day’s Accumulation Unit values. If We receive it after the end of a Business Day, We will process it at the next Business Day’s Accumulation Unit values.

All subsequent Purchase Payments will be allocated according to Your then-existing percentage allocations, unless You request a different allocation for that payment. We will not automatically rebalance Your Contract value to Your designated percentage allocations. Unless You request a reallocation to maintain Your allocations, You may end up with an allocation which has more or less risk than You intended.

Telephone Transfer Option
You may make transfers of Accumulation Value as described above by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone, and We may record Your telephone call. We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.

As described in the VIP Series prospectus, the Board of Trustees of the VIP Series has adopted policies and procedures to detect, deter and prevent frequent trading in the shares of each of the VIP Series and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Contractowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing, or made by telephone, and that complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail.

We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small- and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE ACCUMULATION PERIOD
Crediting Accumulation Units
During the Accumulation Period, We credit Purchase Payments to Your Contract in the form of Accumulation Units for each of Your selected Subaccounts. We determine the number of Accumulation Units that We credit to a Contractowner for the Subaccounts by dividing (a) the Purchase Payment (less any charges) by (b) the value of an Accumulation Unit for the Subaccount on the Business Day the payment is received in Our Administrative Office.

The Value of Your Contract
Your Accumulated Value fluctuates with the value of the assets of the Subaccounts less expenses and certain charges. There is no assurance that Your Accumulated Value will equal or exceed Purchase Payments. We determine the value for the amount You have in each Subaccount by multiplying (a) the total number of Accumulation Units You hold in a Subaccount by (b) the value of an Accumulation Unit for the Subaccount for the Valuation Period. We then add the amount attributable to each Subaccount to arrive at Your Accumulated Value.

Death During the Accumulation Period
If the Annuitant dies prior to the Annuity Commencement Date, We pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum, (b) by applying it to one of the annuity options, or (c) as We otherwise permit. The decision on how We pay is at Your election before the Annuitant’s death and the Beneficiary's election after the Annuitant's death.

We determine the Accumulated Value for the death benefit as of the next computed value of the Accumulation Units following Our receipt at Our Administrative Office of Due Proof of Death in Good Order.

The amount of the death benefit payable to the Beneficiary, upon the death of the Annuitant, is the greater of (a) the total Purchase Payments less partial withdrawals or (b) the Accumulated Value. Upon the death of the Contractowner, We pay only the Accumulated Value to the Beneficiary.

Special Requirements for Payment of Death Benefit
If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the IRS Code.

If the Contractowner dies prior to the Annuity Commencement Date, the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that We will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.

If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, We need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse has the right to become the Contractowner and the Annuitant. If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the death. This is necessary to receive tax treatment of annuity payments rather than the death benefit being treated for tax purposes as a lump sum distribution in the year of the death.

Partial Withdrawals and Full Surrenders During the Accumulation Period
You may make a partial withdrawal or full surrender of Your Contract at any time during the Accumulation Period if We receive Your request in Good Order on Our form. You will be entitled to receive the Net Accumulated Value of the Contract or, in the case of a partial withdrawal, the portion withdrawn. Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office and Your Accumulated Value less the requested amount will be determined based on the next computed value of Accumulation Units. We may defer payment of the amount of a withdrawal or surrender for a period of not more than seven days. We may also delay payment for the following reasons:

■   we are unable to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or

■   for such other periods as the SEC may by order permit for the protection of Contractowners.

In the case of a partial withdrawal, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts on a pro rata basis in the proportions to which their values bear to the Accumulated Value of Your Contract. We may deduct an administrative charge of $7.50 annually if withdrawals cause the value of Your Contract to fall below $1,500.

THE ANNUITY PERIOD
Annuity Commencement Date

Annuity payments begin on the Annuity Commencement Date You select when You buy a Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date.

We will commence annuity payments on the first of the calendar month after the Annuitant’s 85th birthday or, if state law permits, 90th birthday unless You select an earlier date.

If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, We may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is $2,000 or more, but the Variable Annuity Payments are estimated to be less than $20, We may change the frequency of annuity payments to intervals that will result in payments of at least $20.

Annuity Options
From the annuity options described below, You may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof. You must make these elections in writing to Us at Our Administrative Office at least 30 days before the Annuity Commencement Date. In the absence of Your election, We make Variable Annuity Payments, beginning on the Annuity Commencement Date under annuity option 3. Option 3 is the basic annuity, a Life Annuity with 120 Monthly Payments Guaranteed. After the Annuity Commencement Date, We allow no surrenders or changes among annuity payment options.

The material factors that determine the level of Your annuity benefits are:

■   Your Accumulated Value before the Annuity Commencement Date;

■   the annuity option You select;

■   the frequency and duration of annuity payments;

■   the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and

■   in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select.

We apply the Accumulated Value on the Annuity Commencement Date, based on the annuity rates in Your Contract, or more favorable rates We may offer, reduced by any applicable premium taxes not previously deducted. You are then credited with a number of Annuity Units which remains the same for the payment period.

The Contract provides for the six annuity options described below. The annuity options available on a variable basis are Options 1, 2a and 3. All Annuity Payment Options shown are available on a fixed basis:

Option 1–Life Annuity. An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received. If the Annuitant dies before any payments are made, then no payments will be made.

Option 2a–Joint and Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

Option 2b–Joint and Two-Thirds to Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Option 2c–Joint and One-Half to Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

Option 3–Life Annuity with 60, 120 or 240 Monthly Payments Guaranteed. An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will pay the Beneficiary’s estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest return assumed in the annuity tables of the Contract. The Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have Us pay him or her the present value of the remaining guaranteed payments in a lump sum.

Option 4–Unit Refund Life Annuity. An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. Upon the death of the Annuitant, We make an additional annuity payment to the Beneficiary equal to the following: We take the Annuity Unit value of the Subaccount(s) as of the date that We receive Due Proof of Death in writing at Our Administrative Office. We multiply that value by the remaining number of annuity units payable under this option. We calculate the number of annuity units payable by determining the excess, if any, of (a) over (b). For this purpose, (a) is (i) the Net Accumulated Value We allocate to each Subaccount and apply under the option at the Annuity Commencement Date, divided by (ii) the corresponding Annuity Unit value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under the Subaccount represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the SAI.)

Assumed Investment Return
We use a 3.5% assumed investment to determine the amount of each Variable Annuity Payment. The first Variable Annuity Payment is based on the assumed investment return. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the assumed investment return. As a result, if the actual net investment return rate of the Subaccounts equals 3.5%, the Variable Annuity Payments will be level. If the actual net investment return rate` of the Subaccounts is greater than 3.5%, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than 3.5%, subsequent Variable Annuity Payments will be lower.

Death of Contractowner During Annuity Period
If the death of the Contractowner occurs on or after the Annuity Commencement Date, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.

Death of Annuitant During Annuity Period
On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an annuity option, We make any remaining payments under the option to the Beneficiary as provided by the option. Unless otherwise provided in the Beneficiary designation, if no Beneficiary survives the Annuitant, the proceeds will be paid in one lump sum to the Contractowner, if living; otherwise, to the Contractowner’s estate.

YOUR RIGHT TO CANCEL THE CONTRACT
You may elect to cancel Your Contract (a) within ten days from the date Your Contract is delivered to You or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office (a) the Contract and (b) a written request for cancellation. We will pay You an amount equal to the sum of (a) the Accumulated Value of the Contract based on the next computed value of the Accumulation Units following receipt of Your cancellation request in Good Order and (b) the amount of any sales charges deducted from the initial Purchase Payment.

The amount We refund to You upon canceling a Contract may be more or less than Your initial Purchase Payment depending on the investment results of the Subaccount(s) to which You allocated Purchase Payments. However, in states that require a full refund of Purchase Payments You will receive a full refund.

FINANCIAL INFORMATION

CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Period for each of the Funds. Then, daily charges are applied to the Separate Account for each day since the last Business Day. Finally, We multiply the previous unit value by this result.

CONTRACT EXPENSES
Sales Charge
The sales charge is an initial sales charge that We deduct from Your Purchase Payments.

We intend the sales charge to cover expenses relating to the sale of the Contract, including commissions paid to persons distributing the Contract. Discounts are available on larger purchases as shown in the table below. Moreover, when You make additional payments after the issuance of the Contract You are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, You pay the sales charge percentage that reflects (a) the total amount of all Purchase Payments previously made plus (b) the amount of the additional payment being made. If You own more than one Contract, We will aggregate Your Purchase Payments on all of Your Contracts in calculating Your discount level.

We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of FLIAC or its affiliates who have been employed for at least one year, (b) Our agents who have been under contract for at least one year, or (c) Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") who exchange their Separate Account A Contracts for Separate Account C Contracts at the next computed values of their Accumulation Units. We require Contractowners who exchange from Separate Account A to Separate Account C to execute a change of Contract form. This form states that We deduct a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of any Subaccount as a charge for mortality and expense risks. We may modify or terminate this exchange privilege at any time.

Sales Charge Table for Separate Account C Contracts
		Sales Charge	Amount to
		as % of Net	Dealers as % of
Amount of Purchase	Purchase	Amount	Purchase
Payment(s)	Payments*	Invested	Payments
Less than $25,000	7.00%	7.53%	5.75%
$25,000 but under $50,000	6.25	6.67	5.17
$50,000 but under $100,000	4.75	4.99	3.93
$100,000 but under $250,000	3.50	3.63	2.90
$250,000 but under $500,000	2.50	2.56	2.19
$500,000 but under $1,000,000	2.00	2.04	1.67
$1,000,000 or over	1.50	1.52	1.24

* Due to rounding of numbers and calculating a sales charge, You may pay more or less than what is shown above. The percentages shown also assume that We have deducted no premium taxes.

MORTALITY AND EXPENSE RISK CHARGE
We impose a mortality and expense risk charge.

The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments the Annuitant will receive under the Contract. We also assume a risk associated with the guaranteed death benefit, which We would pay in the event of death during the Accumulation Period.

In addition, We assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount We charge for administrative expenses. In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.00% of the daily Accumulation Unit value of the Subaccounts.

We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us from overestimates of the actual costs of the mortality and expense risks for any business purpose.

OTHER CHARGES
Administrative Charge
We may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 because of partial withdrawals. These charges are to compensate Us for expenses involved in administering small Contracts. If the actual expenses exceed charges, We will bear the loss. We guarantee that We will not increase the administrative charges.

Premium Tax Charge
Some states and municipalities assess premium taxes at the time You:

■   make Purchase Payments,

■   withdraw or surrender, or

■   begin receiving annuity payments.

We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.

Fund Expenses
The Funds also take deductions from and pay expenses out of their own assets. Further information about these charges is available in the attached prospectus for the VIP Series.

FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes and the following summary assumes so. We do not discuss state or local taxes herein, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan, a traditional IRA or a Roth IRA.

The following discussion does not apply to a Contract that has been purchased as part of a qualified retirement plan or IRA (a “qualified Contract”). If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits with respect to a qualified Contract will be governed by the tax law applicable to qualified retirement plans and IRAs. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred.

Purchase Payments for a Contract purchased outside of a qualified retirement plan or IRA (a “non-qualified” contract) are on an “after-tax” basis, so You only pay federal income tax on Your net earnings and net realized gains under the Contract. Generally, these earnings and gains are taxed when You receive distributions thereof under the Contract. The IRS has not reviewed the Contracts for qualification as an appropriate investment for a qualified plan or IRA.

When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However, a Contract owned by a non-natural person as agent for an individual will be treated as an annuity for those purposes.

This summary assumes that the Contractowner is a natural person who is a U.S. citizen or U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.

Purchase Payments
Your Purchase Payments are not deductible from Your gross income for federal income tax purposes.

Increases in Accumulated Value
Generally, You pay no federal income tax on increases in Your Contract’s Accumulated Value until there is a distribution from a Contract. A distribution occurs when there is a partial withdrawal or full surrender or annuity payments begin.

Annuity Payments
Once annuity payments begin, You generally will be taxed for federal income tax purposes only on the net investment income and investment gains You have earned (as ordinary income) and not on the amount of Your Purchase Payments. As a result, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of Your investment in the Contract. Generally, Your investment in the Contract equals the Purchase Payments You made, less any amounts You previously withdrew that were not taxable.

For Fixed Annuity Payments, the tax-free portion of each payment is determined by:

■   dividing Your investment in the Contract by the total amount You expect to receive out of the Contract, and

■   multiplying the result by the amount of the payment.

For Variable Annuity Payments, the tax-free portion of each payment is (a) Your investment in the Contract divided by (b) the number of expected payments.

The remaining portion of each payment, and all of the payments You receive after You recover Your investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is a federal income tax deduction for any unrecovered investment in the Contract.

Withdrawals and Surrenders
Before annuity payments begin, withdrawals and surrenders are taxed for federal income tax purposes as follows:

■   a partial withdrawal or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulated Value exceeds the investment in the Contract (that is, on an “income first” basis); and

■   a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 ½ subject to certain exceptions.

The 10% federal tax penalty is generally not imposed on withdrawals that are:

■   made on or after the death of a Contractowner;

■   attributable to the taxpayer becoming disabled; or

■   made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer or for the joint life or joint life expectancy of the taxpayer and the spouse.

If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes to Your systematic payments before You reach age 59 ½ or within five years (whichever is later) after beginning Your systematic payments will result in the retroactive imposition of the 10% federal tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.

If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss.

For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.

Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the income of the recipient as follows:

■   if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;

■   if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.

The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special federal income tax deduction for a portion of the federal estate tax attributable to the death benefit.

Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of the Contract, changing Annuity Commencement Dates or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for federal income and gift taxes, not explained in this prospectus.

Tax Withholding and Reporting
The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial withdrawal or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

For periodic payments (e.g., annuity payments), upon request We withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non-periodic payments (e.g., distributions such as partial withdrawals), We generally withhold 10% of the taxable portion of each payment.

You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us, and for each subsequent year until You amend or modify it. For non-periodic payments, an election is effective when You file it with Us, but only for the payment to which it is applicable. We have to notify Your recipients of Your right to elect not to have taxes withheld.

The Internal Revenue Code generally requires Us to report all payments to the Internal Revenue Service.

Other Tax Issues
We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account C. Based upon this expectation, no charge is currently assessed against Separate Account C for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account C. We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account C in several states. At present, these taxes are not significant and We currently do not impose any charge for such taxes against Separate Account C. We may, however, assess Separate Account C for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account C in the future, they could reduce the net investment performances of the Subaccounts.

In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment adviser of the VIP Series monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which the Purchase Payments under Your Contract are allocated failed to satisfy these requirements, You would be currently taxed on the net earnings and net realized gains of the Subaccount unless Your Contract was held in a qualified plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

Each of the VIP Series that is available under the Contract sells its shares not only to Separate Account C but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Contractowner’s control of the investments of Separate Account C could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account C for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION

VOTING RIGHTS
Because the VIP Series is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the VIP Series. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

■   shares attributable to Contractowners for which We received instructions, would be voted in accordance with the instructions;

■   shares attributable to Contractowners for which We did not receive instructions, would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

■   shares not attributable to Contractowners, would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Contractowners in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

■   before the Annuity Commencement Date, We divide the Subaccount’s Accumulated Value by the net asset value of one Fund share, and

■   after the Annuity Commencement Date, We divide the reserve held in the Subaccount for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the VIP Series. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.

PROCESSING TRANSACTIONS
Generally, Your transaction requests will be processed as of the Business Day on which We receive them, if We receive them in Good Order before the closing of business on the Business Day (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account or Funds if We believe they would (a) best serve the interests of the Contractowners and annuity payee or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.

For example, We may:

■   operate the Separate Account in any form permitted by law;

■   add, delete, combine, or modify Subaccounts of the Separate Account;

■   add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law;

■   amend or obtain and continue any exemptions under the Contract if required to comply with the Code or any other applicable federal or state law; or

■   make any necessary technical changes in the Contract in order to conform with any of the above actions.

CONTRACT YEARS AND ANNIVERSARIES
We measure Contract years and anniversaries from the date the Contract is issued. Each Contract year will commence on the anniversary of the issue date.

STATE VARIATIONS
Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. You should refer to Your Contract for terms that are specific to Your characteristics. We have the right to change the Contract to meet applicable state laws or regulations. New Contracts are not currently being offered for sale. Existing Contractowners may continue to make additional payments under their respective Contract.

DISTRIBUTION OF THE CONTRACT
The Contract is currently distributed through Foresters Financial Services, Inc. (“FFS”), which is one of Our affiliates. FFS is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FFS’s executive offices are located at 40 Wall Street, New York, NY 10005.

We expect to terminate the principal underwriter agreement with FFS and enter into a new agreement with 1851 Securities, Inc. (“1851”) naming 1851 as the principal underwriter and distributor of the Contracts as of the date that we close the acquisition of the stock purchase agreement with Nassau Life Insurance Company (“Nassau Life”). 1851 also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by Nassau Life and its affiliated companies. Nassau Life or an affiliate will reimburse 1851 for expenses 1851 incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contacts).

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

FLIAC no longer offers the Contracts for new sales. But owners of existing Contracts may continue to make additional Purchase Payments.

Compensation
FFS and FLIAC have entered into a selling agreement with Cetera, a broker-dealer that is registered with the SEC and a member of FINRA. Applications for the Contract are solicited by registered representatives who are associated persons of Cetera. Such representatives act as appointed agents of FLIAC under applicable state insurance law and must be licensed to sell variable insurance products.

Cetera is paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to Cetera, depending on the agreement between Cetera and the registered representative. Cetera or the registered representative may receive different compensation for selling one variable insurance contract over another and/or may be inclined to favor or disfavor one variable insurance provider over another variable insurance provider due to differing compensation rates.

To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be provided to Cetera based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

This Contract does not assess a front-end sales charge, so you do not directly pay for the sales and distribution expenses described above. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits FLIAC may realize through receiving the mortality and expense risk charge deducted under your Contract may be used to pay for sales and distribution expenses. FLIAC may also pay for sales and distribution expenses out of any payments FLIAC or 1851 may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a surrender charge, proceeds from this charge may be used to reimburse FLIAC for sales and distribution expenses.

REPORTS
Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds as required by applicable law. In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed and, at least once each year, We will send a statement that gives You financial information about Your Contract.

If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS
The Financial Statements of FLIAC and for Separate Account C are in the SAI.

SEC file numbers:
Separate Account C: 033-33419/811-06130

To:	Foresters Life Insurance and Annuity Company
Raritan Plaza 1
Edison, New Jersey 08837

Request for Statement of
Additional Information

I would like to receive a current copy of the following: (check all appropriate boxes below)

☐    The Statement of Additional Information for First Investors Life Variable Annuity Fund C (Separate Account C).

☐    The Statement of Additional Information for Delaware VIP® Trust

From:
(name)

Contract
number:
Address:

Phone number:

☐    Check if this is a change of address.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OFFERED BY

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information dated May 1, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the variable annuity contracts funded by First Investors Life Variable Annuity Fund C (“Separate Account C” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, or by telephoning (800) 832-7783 or by visiting our website at www.foresters.com. Separate Account C currently funds two variable annuity contracts: an individual variable annuity contract called the “Tax Tamer I” with prospectus dated May 1, 2020 and an individual variable annuity contract called the “First Choice” with prospectus dated May 1, 2020.

Unless otherwise noted, the terms in this SAI have the same meaning as in the prospectuses.

GENERAL DESCRIPTION

Foresters Life Insurance and Annuity Company. Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities. Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, owns all of the outstanding stock of FLIAC. The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, FLIAC. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of FLIAC.

Name	FLIAC Office	Principal Occupation for Last Five Years
Matt Berman	President and Director	Matt was appointed President of FLIAC in 2019. Prior to his appointment, Matt has been the Chief Distribution Officer for the Foresters Life and Annuity sales across the United States and Canada since May 2018.
James R. Boyle	Director	James (Jim) Boyle was appointed CEO of the Independent Order of Foresters since 2018; Director and formerly President of FLIAC since 2018. President and CEO of John Hancock 2008 - 2012.
Francis X. Gannon	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.
Jason Helbraun	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Mehul N. Kapadia	Chief Information Officer	Chief Information Officer since 2016, Vice President, IT Business Transformation through 2016. Vice President – Systems & Operations, Individual Life Liberty Mutual Insurance, Dover, NH. 2013 – 2015; Business Program Manager – Life Works, Individual Life 2011– 2013.
Michael Lombardi	Director	Director FLIAC since 2019.
Martha E. Marcon	Director	Director FLIAC since 2011; Director Independent Order of Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
J. Steven McDonald	International Finance Officer	Vice President and International Financial Officer, The Independent Order of Foresters 1997 - present; Assistant Treasurer, The Independent Order of Foresters, 1995 - 1997; Senior Audit Manager at KPMG 1985-1995.

2

E. Blake Moore, Jr.	Director	President and Director FIMCO since 2018; President and Director FFHC since 2018; Director FLIAC since 2018; Director FFS since 2018; Chairman and President FFS since 2018; Director FIS since 2018, Chairman since 2018; Board Manager of FAS since 2018, President since 2018. UBS Asset Management, New York, NY 2015- 2017; MD, Head of Americas (through 2016) Mackenzie Investments, Toronto, ON, Canada 2011-2014.
David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Greg Walter	Senior Vice President, Insurance Operations	Senior Vice President, Insurance Operations of FLIAC since 2019; Senior Vice President, Foresters Investor Services, Inc. (FIS), Transfer Agency Operations since 2013. Consultant to FIS (2012). Prior to joining Foresters, Mr. Walter spent twenty-five years with AllianceBernstein L.P. as Senior Vice President, Head of Non-U.S. Transfer Agent Operations and preceded by Vice President, Director of U.S. Transfer Agency Operations.
Wendy Watson	Director	Director FLIAC since 2019; Director EMPath - Economical Mobility Pathways since 2018; Director MD Private Trust since 2014; Director Community Service Committee Children’s Hospital Boston since 2011; Director Citizens Financial Group since 2010.
Shelley L. Wilson	Secretary	Secretary of FLIAC since 2019
René Zanin	Director	Global Chief Legal Officer, Chief Compliance Officer and Corporate Secretary (2018) of the Independent Order of Foresters 2015 to present; served as General Counsel for Toshiba of Canada Limited 2008 – 2014.

On April 9, 2019, Foresters announced that it had entered into the two definitive purchase agreements related to the sale of its U.S. asset management businesses. As described below, each of these transactions closed in 2019.

Foresters Investment Management Company, Inc. (“FIMCO”) entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie purchased FIMCO’s assets related to the mutual fund management business, including the First Investors Life Series funds. At the completion of the transaction, each series of the First Investors Life Series was reorganized into a substantially similar Delaware VIP Fund managed by Delaware Management Company, a subsidiary of Macquarie. The transaction was closed on October 4, 2019.

Foresters Financial Services, Inc. (“FFS”) and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of, FFS entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), whereby Cetera purchased FFS’ retail brokerage business and FAS’ retail advisory business. The transaction was closed on June 20, 2019.

3

FFHC was formerly the owner of all of the common stock of FIMCO, FLIAC, FFS, and Foresters Investor Services, Inc. (“FIS”) and membership interests in FAS. Pursuant to a corporate reorganization, effective March 30, 2020, FFHC is solely the owner of FLIAC, and FIMCO is the owner of FFS, FAS and FIS.

On October 17, 2019, the Independent Order of Foresters announced that it had entered into a Purchase and Sale Agreement with Nassau Life Insurance Company (“Nassau Life”) whereby Nassau Life will purchase FFHC and, at its sole subsidiary, FLIAC. FLIAC and Nassau Life expect to close the transaction on or about June 1, 2020 at which time, FLIAC will become a subsidiary of Nassau Life.

Separate Account Assets. Separate Account C was established on December 21, 1989 under the provisions of the New York Insurance Law. Separate Account C’s assets are segregated from the assets of FLIAC, and that portion of Separate Account C’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of FLIAC. Separate Account C is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian. FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account C. FLIAC maintains the records and accounts of Separate Account C.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account C and FLIAC.

Underwriter. FLIAC and Separate Account C have entered into an Underwriting Agreement with FFS. FFS, an affiliate of FLIAC, has its principal business address at 40 Wall Street, New York, New York 10005. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority. For the fiscal years ended December 31, 2017, 2018 and 2019 FFS received underwriting commissions with respect to Separate Account C of $1,230,809, $1,822,414 and $718,091 respectively, in connection with the distribution of Separate Account C contracts in a continuous offering.

Upon the closing of the transaction with Nassau Life, FLIAC expects to terminate the principal underwriter agreement with FFS and enter into a new agreement with 1851 Securities, Inc. (“1851”) naming 1851 as the principal underwriter and distributor of the Contracts. 1851, an affiliate of Nassau Life, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority. 1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056.

FLIAC anticipates continuing to offer new First Choice contracts, but reserves the right to discontinue this offering. New Tax Tamer I contracts are not currently being offered for sale. Existing Tax Tamer I Contractowners may, however, continue to make additional premium payments to their existing contracts.

4

The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of broker-dealers who have selling agreements with the Underwriter.

VALUATION

Value of an Accumulation Unit. For each Subaccount of Separate Account C, the value of an Accumulation Unit initially was set arbitrarily at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period,

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)	is a factor representing the charges deducted for mortality and expense risks. For Separate Account C, such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account. The First Choice Contract also allows Contractowners to allocate value to the Fixed Account. The Accumulation Value in a First Choice Contract thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value. The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Contract’s prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit. For each Subaccount of Separate Account C, the value of an Annuity Unit initially was set arbitrarily at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum (or 3.0% or a different rate chosen by a Contractowner for First Choice Contracts), which is assumed in the Annuity Tables contained in the Contracts. (For an illustration of this calculation, see Appendix III, Example A.)

5

Amount of Annuity Payments. When annuity payments are to commence, the Accumulated Value (or the Accumulation Value for First Choice Contracts) to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Business Day (or the Valuation Date for First Choice Contracts) on or immediately preceding the seventh day before the Annuity Commencement Date (or the Maturity Date for First Choice Contracts) by the number of Accumulation Units owned. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable Premium taxes not previously deducted may be deducted from the Accumulated Value to determine the net Accumulated Value. For First Choice Contracts, the net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900, except for First Choice Contracts. For First Choice Contracts the Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% (or 2.5% for the First Choice Contract) per year built into the Annuity Tables in the Contract.

OTHER INFORMATION

Time of Payments. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination. However, FLIAC reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

6

In addition, for the First Choice Contract, FLIAC may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners. FLIAC will mail to each Contractowner, at the last known address of record at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of the Life Series Funds will be mailed to each Contractowner.

Assignment. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned. No assignment of a Contract shall be binding on FLIAC unless such assignment is in writing and is filed with FLIAC at its home office.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of each Separate Account’s Subaccounts. The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC’s ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

7

APPENDICES

APPENDIX I

EXAMPLE A
Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account C

Net Investment Factor =	A + B	- D
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current
	Valuation Period.
	Assume	=	$8.51000000
B =	The per share amount of any dividend or capital gains distribution
	since the end of the immediately preceding Valuation Period.
	Assume	=	0
C =	The Net Asset Value of a Fund share as of the end of the immediately
	preceding Valuation Period.
	Assume	=	$8.39000000
D =	The daily deduction for mortality and expense risks, which totals 1.0%
	on an annual basis.
	On a daily basis	=	.00002740

Then, the Net Investment Factor =	8.51000000 + 0	- .00002740	=	1.01427534
8.39000000

EXAMPLE B
Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount
of Separate Account C

Accumulation Unit Value = A x B
Where:

A =	The Accumulation Unit Value for the immediately preceding Valuation
	Period.
	Assume	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period.
	Assume	=	1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534		=	1.48417653

8

APPENDIX II

EXAMPLE A
Formula and Illustration for Determining
Death Benefit Payable Under
Annuity Option 4-Unit Refund Life Annuity
For Separate Account C (Tax Tamer I only)

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable =	A	- (CxD), if	A	is greater than CxD
	B		B

Where:

A =	The Net Accumulated Value applied on the Annuity Commencement Date to
	purchase the Variable Annuity.
	Assume	=	$20,000.00
B =	The Annuity Unit Value at the Annuity Commencement Date.
	Assume	=	$1.08353012
C =	The number of Annuity Units represented by each payment made.
	Assume	=	116.61488844
D =	The total number of monthly Variable Annuity Payments made prior
	to the Annuitant’s death.
	Assume	=	30

Then the number of Annuity Units Payable:

	$20,000.00	- (116.61488844 x 30)
	$1.08353012

=	18,458.18554633	- 3,498.44665320

=	14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

14,959.73889313 x $1.12173107 = $16,780.80

9

APPENDIX III

EXAMPLE A

Formula and Illustration for Determining
Annuity Unit Value of
Separate Account C

Annuity Unit Value = A x B x C

Where:

A =	Annuity Unit Value of the immediately preceding Valuation Period.
	Assume	=	$1.10071211

B =	Net Investment Factor for the Valuation Period for which the Annuity
	Unit is being calculated.
	Assume	=	1.00083530

C =	A factor to neutralize the assumed interest rate of 3½% built into
	the Annuity Tables used.
	Daily factor equals	=	0.99990575

Then, the Annuity Value is:

	$1.10071211 x 1.00083530 x 0.99990575 = $1.10152771

EXAMPLE B

Formula and Illustration for Determining
Amount of First Monthly Variable Annuity Payment from
Separate Account C

First Monthly Variable Annuity Payment	=	A	x B
$1,000

Where:

A =	The Net Accumulated Value allocated to Separate Account C for the
	Business Day on or immediately preceding the seventh day
	before the Annuity Commencement Date.
	Assume	=	$20,000.00

B =	The Annuity purchase rate per $1,000 based upon the option
	selected, the sex and adjusted age of the Annuitant
	according to the Annuity Tables contained in the Contract.
	Assume	=	$6.40

Then, the first Monthly Variable Payment =	$20,000	x $6.40 = $128.00
$1,000

10

EXAMPLE C

Formula and Illustration for Determining
the Number of Annuity Units for Separate Account C
Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A
B

Where:

A =	The dollar amount of the first monthly Variable Annuity Payment.
	Assume	=	$128.00

B =	The Annuity Unit Value for the Business Day on or immediately
	preceding the seventh day before the Annuity Commencement Date.
	Assume	=	$1.09763000

Then, the number of Annuity Units =	$128.00	= 116.61488844
$1.09763000

EXAMPLE D

Formula and Illustration for Determining
the Amount of Second and Subsequent Monthly Variable
Annuity Payments From Separate Account C

Second Monthly Variable Annuity Payment = A x B

Where:

A =	The Number of Annuity Units represented by each monthly
	Variable Annuity Payment.
	Assume	=	116.61488844

B =	The Annuity Unit Value for the Business Day on or immediately
	preceding the seventh day before the date on which the
	second (or subsequent) Variable Annuity Payment is due.
	Assume	=	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

11

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Financial Statements

December 31, 2019

(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Foresters Life Insurance and
Annuity Company and Contract Owners of First Investors Life
Variable Annuity Fund C:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the First Investors Life Variable Annuity Fund C (the Separate Account) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of Foresters Life Insurance and Annuity Company’s separate accounts since 2011.

New York, New York
April 1, 2020

1

Appendix

Statement of assets and liabilities as of December 31, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Government Cash Management
Fund for Income
Growth & Income
Special Situations
International
Growth Equity
Investment Grade
Limited Duration Bond
Opportunity
Total Return
Covered Call Strategy
Equity Income

Statement of changes in net assets for the period from January 1, 2018 to December 14, 2018 (closure).

Government
Balanced Income

Statement of changes in net assets for the period from January 1, 2018 to August 17, 2018 (closure).

Real Estate

2

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Assets and Liabilities
December 31, 2019

	Government
	Cash	Fund for	Growth &	Special		Growth
	Management	Income	Income	Situations	International	Equity
Assets:
Investments at net asset value (note 3):
Number of shares	2,951,710	3,873,597	2,375,530	1,394,089	1,297,231	1,444,631
Cost	$2,951,710	$25,376,842	$82,118,708	$40,694,936	$25,837,481	$18,394,524
First Investors Life Series Fund	$2,951,710	$24,636,078	$102,385,340	$44,903,612	$32,430,785	$23,879,757
Liabilities:
Payable to Foresters Life Insurance
and Annuity Company	2,505	20,724	85,113	37,421	27,236	19,878
Net assets	2,949,205	24,615,354	102,300,227	44,866,191	32,403,549	23,859,879
Net assets represented by
contracts in accumulation period	$2,949,205	$24,615,354	$102,300,227	$44,866,191	$32,403,549	$23,859,879
Outstanding Units:
	196,570	422,458	872,844	409,743	538,218	1,121,420
Unit Value:
	$14.819	$58.258	$117.130	$109.432	$60.173	$21.280

3	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Assets and Liabilities
December 31, 2019

		Limited
	Investment	Duration			Covered Call	Equity
	Grade	Bond	Opportunity	Total Return	Strategy	Income
Assets:
Investments at net asset value (note 3):
Number of shares	2,042,311	1,231,816	923,882	1,144,990	817,234	1,456,943
Cost	$21,921,272	$11,506,996	$14,211,563	$14,000,292	$9,067,391	$24,902,586
First Investors Life Series Fund	$22,506,264	$11,899,338	$18,015,707	$16,361,910	$10,174,559	$32,591,809
Liabilities:
Payable to Foresters Life Insurance
and Annuity Company	18,950	9,968	15,104	13,633	8,421	27,072
Net assets	22,487,314	11,889,370	18,000,603	16,348,277	10,166,138	32,564,737
Net assets represented by
contracts in accumulation period	$22,487,314	$11,889,370	$18,000,603	$16,348,277	$10,166,138	$32,564,737
Outstanding Units:
	636,371	1,217,132	922,050	1,103,552	827,807	725,579
Unit Value:
	$35.320	$9.707	$19.520	$14.769	$12.317	$44.854

See accompanying notes to financial statements

4

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Operations
Year ended December 31, 2019

	Government
	Cash	Fund for	Growth &	Special		Growth
	Management	Income	Income	Situations	International	Equity
Investment income:
Income:
Dividends	$47,068	$1,432,514	$1,690,210	$323,662	$259,045	$71,399
Expenses:
Mortality and expense risks (note 5)	35,114	264,867	1,038,275	454,471	330,468	230,911
Administrative charges (note 5)	451	4,904	10,535	6,501	4,665	5,505
Total expenses	35,565	269,771	1,048,810	460,972	335,133	236,416
Net investment income (loss)	11,503	1,162,743	641,400	(137,310)	(76,088)	(165,017)
Realized gain on investments:
Realized gain distributions	—	—	17,171,904	3,113,183	2,718,233	1,321,148
Realized gain (loss) on investments	—	(249,051)	2,687,020	295,219	862,603	576,065
Realized gains (losses)	—	(249,051)	19,858,924	3,408,402	3,580,836	1,897,213
Change in unrealized appreciation
(depreciation) on investments	—	1,964,259	1,799,662	4,503,798	3,338,706	2,932,623
Net increase (decrease) in net
assets resulting from operations	$11,503	$2,877,951	$22,299,986	$7,774,890	$6,843,454	$4,664,819

5	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Operations
Year ended December 31, 2019

		Limited
	Investment	Duration			Covered Call	Equity
	Grade	Bond	Opportunity	Total Return	Strategy	Income
Investment income:
Income:
Dividends	$918,177	$80,890	$213,611	$313,365	$103,353	$992,392
Expenses:
Mortality and expense risks (note 5)	240,571	127,078	172,890	164,195	100,829	328,513
Administrative charges (note 5)	4,071	2,111	5,363	4,364	2,565	4,991
Total expenses	244,642	129,189	178,253	168,559	103,394	333,504
Net investment income (loss)	673,535	(48,299)	35,358	144,806	(41)	658,888
Realized gain on investments:
Realized gain distributions	—	—	429,410	298,009	—	2,810,166
Realized gain (loss) on investments	996	36,579	324,458	211,693	93,398	1,030,471
Realized gains (losses)	996	36,579	753,868	509,702	93,398	3,840,637
Change in unrealized appreciation
(depreciation) on investments	1,943,507	394,792	3,416,684	1,955,328	1,672,427	1,797,370
Net increase (decrease) in net
assets resulting from operations	$2,618,038	$383,072	$4,205,910	$2,609,836	$1,765,784	$6,296,895

See accompanying notes to financial statements

6

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	Government
	Cash Management		Fund for Income		Growth & Income		Special Situations
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$11,503	$9,161	$1,162,743	$1,109,075	$641,400	$469,302	$(137,310)	$(271,788)
Realized gain distributions	—	—	—	—	17,171,904	5,112,995	3,113,183	6,407,029
Realized gain (loss) on investments	—	—	(249,051)	(182,324)	2,687,020	3,502,416	295,219	677,625
Change in unrealized appreciation (depreciation) on investments	—	—	1,964,259	(1,864,424)	1,799,662	(21,192,841)	4,503,798	(15,602,484)
Net increase (decrease) in net assets resulting from operations	11,503	9,161	2,877,951	(937,673)	22,299,986	(12,108,128)	7,774,890	(8,789,618)

From contract transactions:
Net insurance premiums from contract owners	(1,278,643)	299,123	378,079	1,311,006	980,289	2,030,819	1,460,146	3,364,244
Transfers upon closing of sub-accounts	—	2,036,798	—	—	—	—	—	—
Transfers between sub-accounts	112,582	456,932	136,236	(423,169)	(1,452,201)	(1,928,517)	72,975	122,667
Transfers for contract benefits and terminations	(644,116)	(1,220,189)	(4,164,150)	(1,598,899)	(16,075,440)	(9,984,838)	(6,132,402)	(3,608,137)

Increase (decrease) in net assets derived from contract transactions	(1,810,177)	1,572,664	(3,649,835)	(711,062)	(16,547,352)	(9,882,536)	(4,599,281)	(121,226)
Net increase (decrease) in net assets	(1,798,674)	1,581,825	(771,884)	(1,648,735)	5,752,634	(21,990,664)	3,175,609	(8,910,844)

Net assets:
Beginning of year	4,747,879	3,166,054	25,387,238	27,035,973	96,547,593	118,538,257	41,690,582	50,601,426
End of year	$2,949,205	$4,747,879	$24,615,354	$25,387,238	$102,300,227	$96,547,593	$44,866,191	$41,690,582

7	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	International		Growth Equity		Government		Investment Grade
	2019	2018	2019	2018	2019	2018**	2019	2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(76,088)	$(72,904)	$(165,017)	$(144,549)	$—	$273,190	$673,535	$693,861
Realized gain distributions	2,718,233	1,445,179	1,321,148	1,320,570	—	—	—	—
Realized gain (loss) on investments	862,603	374,164	576,065	372,989	—	(1,138,627)	996	(174,652)
Change in unrealized appreciation (depreciation) on investments	3,338,706	(6,145,739)	2,932,623	(2,734,048)	—	624,984	1,943,507	(1,298,658)
Net increase (decrease) in net assets resulting from operations	6,843,454	(4,399,300)	4,664,819	(1,185,038)	—	(240,453)	2,618,038	(779,449)

From contract transactions:
Net insurance premiums from contract owners	1,087,267	2,957,851	1,413,916	3,488,618	—	328,482	369,782	1,147,363
Transfers upon closing of sub-accounts	—	—	—	—	—	(9,334,887)	—	—
Transfers between sub-accounts	(626,261)	916,087	575,293	230,218	—	(489,275)	92,837	(73,893)
Transfers for contract benefits and terminations	(4,404,177)	(1,937,649)	(2,979,325)	(729,062)	—	(1,175,405)	(3,998,650)	(2,135,582)
Increase (decrease) in net assets derived from contract transactions	(3,943,171)	1,936,289	(990,116)	2,989,774	—	(10,671,085)	(3,536,031)	(1,062,112)
Net increase (decrease) in net assets	2,900,283	(2,463,011)	3,674,703	1,804,736	—	(10,911,538)	(917,993)	(1,841,561)

Net assets:
Beginning of year	29,503,266	31,966,277	20,185,176	18,380,440	—	10,911,538	23,405,307	25,246,868
End of year	$32,403,549	$29,503,266	$23,859,879	$20,185,176	$—	$—	$22,487,314	$23,405,307

8	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	Limited Duration Bond		Opportunity		Real Estate		Total Return
	2019	2018	2019	2018	2019	2018*	2019	2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(48,299)	$44,216	$35,358	$(80,429)	$—	$37,873	$144,806	$75,490
Realized gain distributions	—	—	429,410	196,518	—	—	298,009	63,772
Realized gain (loss) on investments	36,579	(17,779)	324,458	194,945	—	83,293	211,693	100,164
Change in unrealized appreciation (depreciation) on investments	394,792	32,243	3,416,684	(3,036,972)	—	(68,041)	1,955,328	(1,414,482)
Net increase (decrease) in net assets resulting from operations	383,072	58,680	4,205,910	(2,725,938)	—	53,125	2,609,836	(1,175,056)

From contract transactions:
Net insurance premiums from contract owners	138,108	372,541	1,063,694	2,579,537	—	835,706	609,530	1,346,613
Transfers upon closing of sub-accounts	—	9,334,887	—	—	—	(2,036,798)	—	2,167,241
Transfers between sub-accounts	477,127	175,880	(217,380)	345,784	—	(1,836,431)	76,346	13,434
Transfers for contract benefits and terminations	(2,074,409)	(253,493)	(1,566,471)	(700,515)	—	(238,976)	(1,770,287)	(668,155)
Increase (decrease) in net assets derived from contract transactions	(1,459,174)	9,629,815	(720,157)	2,224,806	—	(3,276,499)	(1,084,411)	2,859,133
Net increase (decrease) in net assets	(1,076,102)	9,688,495	3,485,753	(501,132)	—	(3,223,374)	1,525,425	1,684,077

Net assets:
Beginning of year	12,965,472	3,276,977	14,514,850	15,015,982	—	3,223,374	14,822,852	13,138,775
End of year	$11,889,370	$12,965,472	$18,000,603	$14,514,850	$—	$—	$16,348,277	$14,822,852

9	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	Balanced Income		Covered Call Strategy		Equity Income
	2019	2018**	2019	2018	2019	2018
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$—	$80,085	$(41)	$(10,871)	$658,888	$287,845
Realized gain distributions	—	69,980	—	—	2,810,166	1,039,506
Realized gain (loss) on investments	—	(40,132)	93,398	26,913	1,030,471	973,033
Change in unrealized appreciation (depreciation) on investments	—	(221,950)	1,672,427	(984,355)	1,797,370	(5,481,730)
Net increase (decrease) in net assets resulting from operations	—	(112,017)	1,765,784	(968,313)	6,296,895	(3,181,346)

From contract transactions:
Net insurance premiums from contract owners	—	374,444	725,779	2,780,892	905,291	1,526,979
Transfers upon closing of sub-accounts	—	(2,167,241)	—	—	—	—
Transfers between sub-accounts	—	(258,753)	300,943	1,700,247	(374,597)	(248,391)
Transfers for contract benefits and terminations	—	(560,355)	(1,087,584)	(369,069)	(4,855,291)	(2,994,994)
Increase (decrease) in net assets derived from
contract transactions	—	(2,611,905)	(60,862)	4,112,070	(4,324,597)	(1,716,406)
Net increase (decrease) in net assets	—	(2,723,922)	1,704,922	3,143,757	1,972,298	(4,897,752)

Net assets:
Beginning of year	—	2,723,922	8,461,216	5,317,459	30,592,439	35,490,191
End of year	$—	$—	$10,166,138	$8,461,216	$32,564,737	$30,592,439

* For period January 1, 2018 to August 17, 2018.
** For period January 1, 2018 to December 14, 2018.

See accompanying notes to financial statements

10

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

(1)	Organization

First Investors Life Variable Annuity Fund C (Separate Account C), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (FLIAC), formerly First Investors Life Insurance Company, and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account C have been used to purchase shares in diversified investment funds (the Funds). Up until October 4, 2019, the assets were used to purchase shares of First Investors Life Series Funds, an open end diversified management investment company registered under the 1940 Act. On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company (FIMCO), an affiliate of FLIAC, reorganized into a substantially similar series of the Delaware VIP Trust, managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust.

FLIAC offers two variable annuity contracts through Separate Account C, referred to as Tax Tamer I and First Choice Variable Deferred Annuity. New policies of Tax Tamer I are no longer available for sale. Policyholders may continue to make additional payments under their respective Policy.

The contract holder directs the deposits into the sub-accounts that comprise Separate Account C and bears the investment risk if the sub-accounts do not meet their stated investment objectives. On October 4, 2019 the Select Growth sub-account name was changed to Growth Equity and the Limited Duration High Quality Bond sub-account name was changed to Limited Duration Bond. The sub-accounts invest in the following underlying Delaware VIP Fund Series portfolios: Government Cash Management, Fund for Income, Growth & Income, Special Situations, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, Covered Call Strategy, and Equity Income.

(2)	Significant Accounting Practices

(a)	Basis of Presentation

The financial statements of Separate Account C are presented in conformity with U.S. generally accepted accounting principles based on guidance in Accounting Standards Codification (ASC) 946 Financial Services – Investment Companies.

11

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

(b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)	Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of investments in Separate Account C is determined using valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). The three levels of inputs within this hierarchy are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account C has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account C’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In August 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820 to add, remove, and modify fair value measurement disclosure requirements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019. Separate Account C will adopt the provisions of this guidance for its fiscal year beginning January 1, 2020 and will not have an impact on the financial position, results of operations or changes in net assets of Separate Account C.

12

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

(d)	Subsequent Events

Management has evaluated subsequent events from the balance sheet date through April 1, 2020, the date that the financial statements were available to be issued.

The U.S. stock and bond markets have encountered significant volatility and the global economy experienced a downturn during the first quarter of 2020. The conditions directly and indirectly affect the companies in which the underlying Funds invest, which has impacted their valuations. Although management cannot quantify the full impact of these conditions as of the issuance of the financial statements, to date Funds shares continue to be redeemed in the normal course of business at the current NAV.

(e)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account C are valued at net asset value (NAV) per share of such Funds, which value the underlying investment securities at fair value on a daily basis. The NAV is a Level 1 input within the FASB fair value hierarchy since there is a readily determinable market, there are no restrictions on the Funds’ redemption and sufficient transaction volumes exists. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

(f)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

13

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

(g)	Federal Income Taxes

Separate Account C is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account C is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account C, accordingly no provision for federal income taxes has been made.

(3)	Investments

At December 31, 2019, investments in Funds in which the sub-accounts of the Separate Account invest, were presented using the NAV of the Funds. There were no transfers between the Levels in the FASB fair value hierarchy during the year ended December 31, 2019.

Investments consist of the following at December 31, 2019:

		Net asset	Fair
	Shares	value	value	Cost
First Investors Life Series Fund:
Government Cash Management	2,951,710	$1.00	$2,951,710	$2,951,710
Fund for Income	3,873,597	$6.36	$24,636,078	$25,376,842
Growth & Income	2,375,530	$43.10	$102,385,340	$82,118,708
Special Situations	1,394,089	$32.21	$44,903,612	$40,694,936
International	1,297,231	$25.00	$32,430,785	$25,837,481
Growth Equity	1,444,631	$16.53	$23,879,757	$18,394,524
Investment Grade	2,042,311	$11.02	$22,506,264	$21,921,272
Limited Duration Bond	1,231,816	$9.66	$11,899,338	$11,506,996
Opportunity	923,882	$19.50	$18,015,707	$14,211,563
Total Return	1,144,990	$14.29	$16,361,910	$14,000,292
Covered Call Strategy	817,234	$12.45	$10,174,559	$9,067,391
Equity Income	1,456,943	$22.37	$32,591,809	$24,902,586

14

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2019 were as follows:

	Purchases	Sales
Government Cash Management	$(1,118,993)	$680,990
Fund for Income	$2,030,299	$4,518,195
Growth & Income	$19,308,114	$18,042,150
Special Situations	$4,898,973	$6,519,483
International	$3,831,001	$5,130,137
Growth equity	$3,395,019	$3,226,592
Investment Grade	$1,571,945	$4,435,094
Limited Duration Bond	$766,585	$2,271,029
Opportunity	$1,744,848	$1,997,816
Total Return	$1,411,616	$2,051,322
Covered Call Strategy	$1,313,638	$1,373,392
Equity Income	$4,562,730	$5,418,117

(4)	Changes in Units

The changes in units outstanding for the years ended December 31, 2019 and 2018 were as follows:

	2019			2018
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Government Cash
Management	311,746	(434,108)	(122,362)	1,159,685	(1,054,982)	104,703
Fund for Income	10,691	(74,759)	(64,068)	26,808	(40,299)	(13,491)
Growth & Income	4,359	(156,022)	(151,663)	13,252	(107,345)	(94,093)
Special Situations	14,615	(58,636)	(44,021)	30,280	(31,222)	(942)
International	15,892	(83,765)	(67,873)	64,445	(29,326)	35,119
Growth Equity	104,889	(151,538)	(46,649)	225,640	(70,587)	155,053
Government	—	—	—	24,472	(464,880)	(440,408)
Investment Grade	19,934	(122,162)	(102,228)	50,154	(83,993)	(33,839)
Limited Duration Bond	73,169	(224,833)	(151,664)	1,094,402	(69,286)	1,025,116
Opportunity	66,618	(102,411)	(35,793)	179,098	(51,549)	127,549
Real Estate	—	—	—	45,385	(347,691)	(302,306)
Total Return	59,847	(134,276)	(74,429)	292,466	(71,637)	220,829
Balanced Income	—	—	—	51,212	(293,427)	(242,215)
Covered Call Strategy	109,789	(109,931)	(142)	396,795	(31,187)	365,608
Equity Income	19,113	(121,761)	(102,648)	40,556	(83,616)	(43,060)

15

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

(5)	Mortality and Expense Risks and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FLIAC deducts an amount equal on an annual basis to 1.00% of the daily net asset value of Separate Account C. This deduction is assessed through a reduction of unit values. An additional administrative charge of $7.50 may be deducted annually by FLIAC from the Accumulated Value of Deferred Annuity Contracts, which have an Accumulated Value of less than $1,500 due to partial surrenders and would be assessed through a redemption of units. There was no deduction under this provision during 2019 and 2018.

An annual contract maintenance charge of $35 is deducted from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units.

The Variable Annuity Contracts are sold without an initial sales charge, but at the time of a full or partial surrender of the Contract, they may be subject to a contingent deferred sales charge (CDSC) of 0% to 8% of the value of the Accumulation Units surrendered.

16

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

(6)	Financial Highlights

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units	Unit value ($)	($000s)	(%) [1]	(%) [2]	(%) [3]
Government Cash
Management:
December 31:
2019	196,570	14.819	2,949	1.19	1.00	0.34
2018	318,932	14.769	4,748	1.22	1.00	0.23
2017	214,230	14.734	3,166	0.25	1.00	(0.74)
2016	267,188	14.844	3,976	—	1.00	(1.00)
2015	278,409	14.993	4,183	—	1.00	(1.00)

Fund for Income:
December 31:
2019	422,458	58.258	24,615	5.42	1.00	11.66
2018	486,526	52.176	25,387	5.18	1.00	(3.55)
2017	500,017	54.097	27,036	4.95	1.00	5.76
2016	498,258	51.150	25,494	5.43	1.00	10.01
2015	508,544	46.494	23,627	5.38	1.00	(2.82)

Growth & Income:
December 31:
2019	872,844	117.130	102,300	1.62	1.00	24.35
2018	1,024,507	94.195	96,548	1.44	1.00	(11.06)
2017	1,118,600	105.910	118,538	1.53	1.00	17.10
2016	1,218,302	90.443	110,229	1.43	1.00	8.78
2015	1,317,869	83.140	109,610	1.18	1.00	(4.09)

Special Situations:
December 31:
2019	409,743	109.432	44,866	0.71	1.00	19.16
2018	453,764	91.837	41,691	0.47	1.00	(17.43)
2017	454,705	111.217	50,601	0.90	1.00	17.09
2016	472,903	94.986	44,945	0.55	1.00	14.95
2015	504,826	82.635	41,736	0.63	1.00	(1.51)

International:
December 31:
2019	538,218	60.173	32,404	0.78	1.00	23.66
2018	606,091	48.658	29,503	0.79	1.00	(13.03)
2017	570,972	55.950	31,966	1.06	1.00	31.64
2016	585,767	42.502	24,906	1.25	1.00	(5.16)
2015	614,555	44.814	27,549	1.09	1.00	2.46

Growth Equity:
December 31:
2019	1,121,420	21.280	23,860	0.31	1.00	23.11
2018	1,168,069	17.285	20,185	0.31	1.00	(4.75)
2017	1,013,017	18.147	18,380	0.48	1.00	31.48
2016	977,081	13.802	13,481	0.61	1.00	3.00
2015	943,759	13.400	12,651	0.35	1.00	2.18

Government: [4]
December 31:
2018	—	—	—	3.62	1.00	(2.13)
2017	440,409	24.765	10,912	1.96	1.00	0.52
2016	471,996	24.636	11,625	2.14	1.00	(0.52)
2015	486,770	24.765	12,056	2.32	1.00	(0.95)

17

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units	Unit value ($)	($000s)	(%) [1]	(%) [2]	(%) [3]
Investment Grade:
December 31:
2019	636,371	35.320	22,487	3.82	1.00	11.50
2018	738,599	31.677	23,405	3.86	1.00	(3.00)
2017	772,439	32.657	25,247	3.82	1.00	3.68
2016	781,918	31.497	24,637	4.03	1.00	3.61
2015	787,518	30.401	23,940	4.20	1.00	(1.34)

Limited Duration Bond:
December 31:
2019	1,217,132	9.707	11,889	0.64	1.00	3.05
2018	1,368,796	9.419	12,965	2.00	1.00	(1.21)
2017	343,681	9.535	3,277	1.80	1.00	0.25
2016	317,300	9.511	3,018	0.83	1.00	(0.36)
2015	232,255	9.546	2,217	—	1.00	(1.50)

Opportunity:
December 31:
2019	922,050	19.520	18,001	1.22	1.00	28.82
2018	957,843	15.154	14,515	0.51	1.00	(16.22)
2017	830,295	18.088	15,016	0.59	1.00	17.82
2016	707,575	15.353	10,864	0.41	1.00	7.18
2015	610,181	14.325	8,744	0.18	1.00	(1.80)

Real Estate: [4]
December 31:
2018	—	—	—	1.85	1.00	0.92
2017	302,306	10.665	3,223	1.21	1.00	0.26
2016	215,090	10.638	2,288	0.50	1.00	5.51
2015	112,825	10.082	1,138	—	1.00	0.82

Total Return:
December 31:
2019	1,103,552	14.769	16,348	1.90	1.00	17.70
2018	1,177,981	12.548	14,823	1.59	1.00	(8.57)
2017	957,153	13.724	13,139	1.51	1.00	10.64
2016	852,812	12.405	10,580	1.39	1.00	5.55
2015	823,730	11.752	9,679	0.89	1.00	(2.59)

Balanced Income: [4]
December 31:
2018	—	—	—	4.30	1.00	(4.92)
2017	242,216	11.248	2,724	1.05	1.00	8.48
2016	190,786	10.369	1,978	—	1.00	5.65
2015	58,006	9.814	570	—	1.00	(1.86)

Covered Call Strategy: [4]
December 31:
2019	827,807	12.317	10,166	1.02	1.00	20.16
2018	827,949	10.250	8,461	0.85	1.00	(10.88)
2017	462,342	11.502	5,317	0.25	1.00	9.96
2016	196,949	10.460	2,059	—	1.00	4.60

Equity Income:
December 31:
2019	725,579	44.854	32,565	3.01	1.00	21.49
2018	828,227	36.920	30,592	1.86	1.00	(9.33)
2017	871,287	40.718	35,490	1.87	1.00	14.37
2016	910,297	35.603	32,424	1.95	1.00	12.15
2015	950,367	31.747	30,184	1.68	1.00	(2.01)

Target Maturity 2015: [4]
December 31:
2015	—	—	—	10.64	1.00	(1.36)

18

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2019

1.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

4.
The Real Estate and the Balanced Income sub-accounts were launched on May 1, 2015 and November 2, 2015, respectively. The total return for the Real Estate and the Balanced Income sub-accounts for 2015 were calculated for the period May 1, 2015 to December 31, 2015 and November 2, 2015 to December 31, 2015, respectively. The Target Maturity 2015 sub-account was closed on December 15, 2015. The total return for the Target Maturity 2015 sub-account for 2015 was calculated for the period January 1, 2015 to December 14, 2015. The Covered Call Strategy sub-account was launched on May 2, 2016. The total return for the Covered Call Strategy sub-account was calculated for the period May 2, 2016 to December 31, 2016. The Real Estate sub-account was closed on August 17, 2018. The total return for the Real Estate sub-account was calculated for the period January 1, 2018 to August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. The total return for the Government and Balanced Income sub-accounts were calculated for the period January 1, 2018 to December 14, 2018.

19

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statutory Financial Statements

December 31, 2019, 2018 and 2017

(With Independent Auditors’ Report Thereon)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Independent Auditors’ Report

The Board of Directors
Foresters Life Insurance and Annuity Company:

We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2019 and 2018 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the financial statement schedules Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

New York, New York
April 1, 2020

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

DECEMBER 31, 2019 AND 2018

	2019	2018
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2019 - $1,144,503,257;
2018 - $949,747,334)	$1,073,911,132	$964,479,113
Cash, cash equivalents and short- term investments	17,044,628	55,329,534
Receivable for securities	7,705	-
Policy loans	107,796,625	105,567,441

Total Cash and Invested Assets	1,198,760,090	1,125,376,088

Deferred and uncollected premiums	4,702,215	5,109,817
Accrued investment income	14,811,486	14,046,195
Admitted deferred tax assets	2,901,000	2,949,000
Current income tax recoverable	3,220,793	6,741,131
Other assets	225,966	229,423

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	1,224,621,550	1,154,451,654

Separate account assets	1,500,392,370	1,316,692,839

TOTAL ADMITTED ASSETS	$2,725,013,920	$2,471,144,493

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES
Life and accident and health reserves	$344,996,751	$330,363,553
Annuity reserves	802,682,075	774,870,081
Claims and other contract liabilities	16,219,526	16,206,705
Interest Maintenance Reserve	-	-
Asset Valuation Reserve	5,659,341	4,950,400
Accounts payable and accrued liabilities	2,766,316	3,126,258
Net transfers due from separate accounts	(33,723,870)	(28,758,382)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	1,138,600,139	1,100,758,615

Separate account liabilities	1,500,392,370	1,316,692,840

TOTAL LIABILITIES	2,638,992,509	2,417,451,455

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and
outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	23,496,180	6,496,180
Unassigned surplus	59,987,069	44,658,696

TOTAL CAPITAL AND SURPLUS	86,021,411	53,693,038

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$2,725,013,920	$2,471,144,493

See accompanying notes to statutory financial statements.

3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2019, 2018, AND 2017

	2019	2018	2017
REVENUES
Premiums and annuity considerations	$119,265,760	$278,009,630	$209,266,846
Investment income	46,610,580	42,008,777	35,286,708
Amortization of interest maintenance reserve	(124,099)	(32,571)	719,667
Income from fees associated with investment management,
administration & contract guarantees from separate accounts	13,722,996	13,648,416	12,878,224
Other income	204,001	182,975	185,461

TOTAL REVENUES	179,679,238	333,817,227	258,336,906

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	183,493,749	125,256,100	103,533,633
Increase in life and annuity reserves	42,445,192	179,261,135	135,306,941
Net transfers (from) to separate accounts	(90,122,055)	(15,744,129)	(27,953,950)
Commissions and expense allowances	8,134,101	19,799,236	17,927,168
Operating expenses	17,228,783	15,788,106	15,924,785

TOTAL BENEFITS AND EXPENSES	161,179,770	324,360,448	244,738,577

Net gain from operations before dividends to policyholders
and federal income taxes	18,499,468	9,456,779	13,598,329
Dividends to policyholders	754,806	986,673	1,118,015

Net gain from operations before federal income taxes	17,744,662	8,470,106	12,480,314
Federal income tax	3,546,467	2,249,413	3,299,348

NET GAIN FROM OPERATIONS	14,198,195	6,220,693	9,180,966
Net realized capital gains, net of transfers to IMR and net of taxes	-	-	-

NET INCOME	$14,198,195	$6,220,693	$9,180,966

See accompanying notes to statutory financial statements.

4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2019, 2018, AND 2017

	2019	2018	2017
BALANCE AT BEGINNING OF YEAR	$53,693,038	$53,078,731	$52,358,283
Net income	14,198,195	6,220,693	9,180,966
Change in Asset Valuation Reserve	(708,942)	(15,176)	(636,409)
Change in non-admitted assets	722,583	(2,333,508)	872,384
Change in net deferred income taxes	1,116,537	1,742,298	(3,596,493)
Paid in capital	17,000,000	-	-
Dividends to stockholders	-	(5,000,000)	(5,100,000)

BALANCE AT END OF YEAR	$86,021,411	$53,693,038	$53,078,731

See accompanying notes to statutory financial statements.

5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CASH FLOW

YEARS ENDED DECEMBER 31, 2019, 2018 and 2017

	2019	2018	2017
Cash flows from operating activities:
Premiums and other insurance amounts received	$120,351,777	$278,700,489	$208,978,188
Investment income received	50,295,764	45,633,641	39,836,865
Other receipts	13,926,997	13,831,391	13,063,685
Benefits and contract liabilities paid	(183,289,934)	(124,695,664)	(102,701,991)
Commissions and general expenses paid	(25,891,689)	(36,289,072)	(33,929,426)
Net transfers from separate accounts	85,156,567	16,643,959	21,058,109
Dividends paid to policyholders	(864,532)	(972,174)	(899,789)
Federal income taxes paid	(100,000)	(4,400,000)	(4,400,000)
Net cash provided by operating activities	59,584,950	188,452,570	141,005,641
Cash flows from investing activities:
Proceeds from maturities, repayments, and sale of investment securities	115,854,080	102,904,655	79,868,912
Purchase of investments securities	(229,787,251)	(275,997,815)	(203,552,299)
Purchase of furniture, equipment and other assets	-	(35,918)	-
Net increase in policy loans	(2,229,184)	(3,023,891)	(4,566,331)
Net cash used for investing activities	(116,162,355)	(176,152,969)	(128,249,718)
Cash flows from financing activities and miscellaneous sources:
Paid in capital	17,000,000	-	-
Net deposits on deposit-type contracts	561,711	208,364	1,015,594
Dividends paid	-	(5,000,000)	(5,100,000)
Other cash received (applied)	730,788	(1,068,693)	(603,936)
Net cash provided by (used) for financing activities	18,292,499	(5,860,329)	(4,688,342)

Net (decrease) increase in cash, cash equivalents and
short-term investments:	(38,284,906)	6,439,272	8,067,581
Cash, cash equivalents and short-term investments:
Beginning of year	55,329,534	48,890,262	40,822,681
End of year	$17,044,628	$55,329,534	$48,890,262

See accompanying notes to statutory financial statements.

6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(1)	Nature of Operations

Foresters Life Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC” or “Parent”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance. In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940, which support the Company’s variable life and annuity business. The principal affiliates of the Company are: Foresters Financial Services, Inc. (“Broker-Dealer”), Foresters Investment Management Company, Inc. (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (“Transfer Agent”), and Foresters Advisory Services, LLC. FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”), Canada.

On April 6, 2019, FFHC entered into separate agreements to sell the distribution business of the Company’s affiliate, Foresters Financial Services and affiliated asset management business of Foresters Investment Management Company. The transaction related to the distribution business closed June 2019 and the transaction related to the asset management business closed in October 2019. In connection with the sale of the distribution business, the successor company entered into a selling and distribution agreement with the Company for its life products and a servicing agreement for its annuity products which are not currently being offered for sale.

During October 2019, Foresters entered into an agreement to sell 100% of its shares in FFHC in a transaction that is expected to close early in the 2nd quarter of 2020. To effectuate the transaction, FFHC is spinning off its ownership in all of its subsidiaries except the Company. The spin-off of the other subsidiaries will be completed before the sale is consummated.

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual.

7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:

(a)	Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.50% – 5% and variable annuities are valued using VACARVM at 3.75% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b)	certain expenditures, principally for furniture and equipment, agents’ debit balances, and deferred tax assets, are not admissible and are therefore charged to surplus rather than recognized as assets;

(c)	commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	under GAAP, current federal income taxes are recognized for the estimated taxes payable or refundable on tax returns for the current year. Deferred federal income taxes arise from the recognition of temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities. Both current and deferred income taxes are recognized in the statement of income. In accordance with NAIC SAP statutory net deferred tax assets are credited to surplus and are limited based on an admissibility test. Under GAAP, state taxes are included in the computation of deferred income taxes, while for NAIC SAP, state taxes are not taken into consideration;

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities;

(f)	On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available-for-sale for GAAP are recorded at amortized cost rather than estimated fair value;

(h)	The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided. There is no statement of comprehensive income prepared for statutory reporting purposes; and

8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(i) The reserve for unpaid losses and loss expenses is reported net of reinsurance recoverable on losses and loss expenses and unearned premiums are reported net of ceded unearned premiums (prepaid reinsurance premiums). Under GAAP, these accounts are presented gross of the effects of reinsurance ceded in the balance sheet.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Management has evaluated subsequent events from the balance sheet date through April 1, 2020, the date that the financial statements were available to be issued.

The U.S. stock markets have encountered significant volatility and the global economy experienced a downturn during the first quarter of 2020. The conditions directly and indirectly affect us and the companies in which the general fund and separate accounts invest, which has impacted their valuations. Management cannot quantify the full impact of these conditions as of the issuance of the financial statements. Presently, the general account investments are yielding higher returns than can be acquired in the market.

(3)	Other Significant Accounting Practices

(a) Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents include investments with original maturities of three months or less and money market mutual funds. The carrying amounts for cash and cash equivalents approximate their fair values. Short-term investments include investments with original maturities of one year or less and are carried at amortized cost.

Cash deposits are financial instruments that potentially subject the Company to concentration of credit risk. The Company’s accounts at each of its banking institutions are insured (in the aggregate) by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. At December 31, 2019, the Company had $16,544,628 in excess of the FDIC insured limit.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(b)	Bonds

Bonds are, other than NAIC class 6, reported at amortized cost. Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method. NAIC class 6 bonds are carried at lower of cost or fair value, with the change reflected in surplus.

The fair values for bonds is based on quoted market prices, where available, or is estimated using values from independent pricing services.

(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). Financial assets and liabilities carried and disclosed at fair value are classified in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

● Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

● Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities. Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. For structured securities, if the present value of the cash-flows expected to be collected is less than the amortized cost basis, an other-than-temporary impairment shall be considered to have occurred for the difference due to a non-interest related decline. For structured securities, the Company analyzes discounted cash flows on a quarterly basis to determine if additional other-than-temporary impairment write downs are necessary.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above. Investment managers maintain a watch list that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost. These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in non-admitted assets, a component of capital and surplus.

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $38,482, $96,722, and $106,922 was included in net income for 2019, 2018 and 2017, respectively. Depreciation of leasehold improvements of $2,247 was included in net income for 2019, 2018 and 2017.

(f)	Policy loans

Policy loans are stated at the unpaid balance due, which approximates fair value, since loans on policies have no defined maturity and reduce amounts payable at death or surrender. The excess of the unpaid balance of the policy loan that exceeds the cash surrender value is non-admitted.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR at December 31, 2019 and December 31, 2018 are non-admitted assets of $1,208,474 and $1,610,468, respectively.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 47% and 33% in 2019 and 2018, respectively, of the Company’s total premiums and annuity considerations received. The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in the period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits. The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date. If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements. Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(4)	Investments

Investment income for the years indicated consists of the following:

	2019	2018	2017
Interest on fixed maturities	$40,413,210	$35,868,158	$30,309,245
Interest on short term investments	680,711	527,871	345,234
Interest on policy loans	6,342,032	6,299,686	6,099,103
Total investment income	47,435,953	42,695,715	36,753,582
Investment expense	825,373	686,938	1,466,874
Net investment income	$46,610,580	$42,008,777	$35,286,708

No accrued investment income was excluded as non-admitted.

15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2019, and 2018 are as follows:

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2019:
U.S. Treasury securities and obligations of U.S. Gov’t corps and agencies	$22,665,450	$912,392	$10,381	$23,567,461
Debt securities issued by states of the U.S.	265,703,697	17,464,350	10,305	283,157,742
Corporate debt securities	785,541,985	52,972,340	736,271	837,778,054
	$1,073,911,132	$71,349,082	$756,957	$1,144,503,257

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$409,955	$13,277	$42,460,157
Debt securities issued by
states of the U.S.	254,691,974	5,179,279	2,380,430	257,490,823
Corporate debt securities	667,723,660	2,827,460	20,754,766	649,796,354
	$964,479,113	$8,416,694	$23,148,473	$949,747,334

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2019		December 31, 2018
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss
Less than 12 months	$23,270,489	$140,605	$457,620,025	$17,528,431
12 months or more	7,882,340	616,352	110,937,333	5,620,042
	$31,152,829	$756,957	$568,557,358	$23,148,473

Management considers the decline in fair values of the above securities to be interest related. Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Amortized	fair
	cost	value
Due in one year or less	$24,698,964	$24,883,148
Due after one year through five years	225,909,863	233,425,765
Due after five years through ten years	321,665,064	338,766,650
Due after ten years	481,633,787	526,667,729
Loan backed securities	20,003,454	20,759,965
	$1,073,911,132	$1,144,503,257

Proceeds from sales of investments in bonds were $28,738,713, $14,547,030, and $28,139,681 in 2019, 2018, and 2017, respectively. Proceeds from disposals of investments in bonds were $115,854,066, $102,331,335, and $78,894,024 in 2019, 2018 and 2017, respectively. Gross gains of $891,904 and gross losses of $540,139 were realized on those sales in 2019. Gross gains of $215,658 and gross losses of $957,357 were realized on those sales in 2018. Gross gains of $614,811 and gross losses of $1,002,697 were realized on those sales in 2017. Realized gains (losses) transferred to the IMR were $277,895 in 2019, ($585,942) in 2018, and ($256,005) in 2017.

As of December 31, 2019, bonds with a fair value of $3,368,282 were on deposit with regulatory authorities.

17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(5)	Fair Value of Financial Instruments

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

						Total carrying
		Level 1	Level 2	Level 3	Total fair value	value
	December 31, 2019
	Bonds	$-	$1,144,503,257	$-	$1,144,503,257	$1,073,911,132
	Short-term investments	-	-	-	-	-
	Separate account assets	1,500,392,370	-	-	1,500,392,370	1,500,392,370
		$1,500,392,370	$1,144,503,257	$-	$2,644,895,627	$2,574,303,502
	December 31, 2018
	Bonds	$-	$949,747,334	$-	$949,747,334	$964,479,113
	Short-term investments	44,974,839	-	-	44,974,839	44,974,839
	Separate account assets	1,316,692,839	-	-	1,316,692,839	1,316,692,839
		$1,361,667,678	$949,747,334	$-	$2,311,415,012	$2,326,146,791

	Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2019 and 2018.

(6)	Retirement Plans

	The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. FFHC allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2019, 2018 and 2017, the Company charged operations $9,266, $34,390, and $52,327, respectively, for its portion of the contribution.

	In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of FFHC whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. For the years ended December 31, 2019, 2018 and 2017, contributions to this plan were $14,475, $16,886, and $21,225, respectively.

	During February 2020, the sponsorship of these plans and the administration responsibility were assigned to IOF.

18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(7)	Reinsurance

The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. Information with respect to reinsurance ceded by the Company is as follows:

	2019	2018	2017
Direct life insurance premiums	$60,196,588	$69,095,194	$69,894,727
Life insurance premiums ceded	7,993,281	7,540,845	6,800,567
Net life insurance premiums	$52,203,307	$61,554,349	$63,094,160

Life insurance reserves ceded	$17,777,574	$19,024,236	$19,383,574

Direct accident and health premiums	$927	$2,193	$1,834
Ceded accident and health premiums	-	-	-
Net accident and health premiums	$927	$2,193	$1,834

The Company’s maximum retention on any one life is $250,000. The Company had reinsured 52.0% and 54.0% of its net life insurance in force in December 31, 2019 and 2018, respectively. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2019, 2018 and 2017, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2019, 2018 and 2017.

19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(8)	Contingent Liabilities

The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(9)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2019, 2018 and 2017, the Company incurred approximately $4,472,032, $4,217,131, and $3,450,868, respectively, for these services. The Company paid an affiliate $7,443,205, $20,845,800, and $17,886,446 during 2019, 2018 and 2017, respectively for commissions relating to the sale of its products. In addition, the Company incurred $4,323,728 in 2019 and $525,000 during 2018 and 2017, for management fees paid to Foresters.

(10)	Capital and Surplus

(a)	Participating business represented 1.1% of individual life insurance in force in both December 31, 2019 and 2018.

The portion of earnings of participating policies that can inure to the benefit of policyholders is limited to the largest of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

(b)	The maximum dividend to stockholder which can be made without prior approval from the Superintendent, which combined with all dividends declared or distributed during the next preceding twelve months, is limited to the lesser of (a) 10% of the Company's surplus to policyholders as shown by its statement on file with the Superintendent or (b) net gains from operations, exclusive of realized capital gains. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $59,987,069 and $44,658,696 at December 31, 2019 and 2018, respectively, and was earned partly by the participating account and partly by the nonparticipating account. Distributions are limited to prescribed percentages of policyholders’ surplus as of the beginning of the current year and, in some instances, require pre- approval by the NYDFS.

20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The Company did not pay ordinary dividends during 2019. In 2018 and 2017, the Company paid ordinary dividends of $5,000,000 and $5,100,000, respectively.

(c)	The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2019 and 2018.

(11)	Life and Annuities Reserves

	(a)	The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York State Department of Financial Services was included in the statutory financial statements.

	(c)	As of December 31, 2019 the Company has $440,439,190 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

	(e)	The Tabular interest on funds not involving life contingencies has been determined by formula. Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

	(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

	(g)	There are no significant other increases (net).

(12)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2019 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	597,441,789	42.33%
At book value	600,726,329	42.56%
Not subject to discretionary withdrawal	213,164,187	15.10%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,411,332,305	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,411,332,305	100.00%

22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2018 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	555,244,774	41.41%
At book value	589,903,208	44.00%
Not subject to discretionary withdrawal	195,586,875	14.59%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,340,734,857	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,340,734,857	100.00%

(13)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2019 were:

	Gross	Net	Loading
Type:
Ordinary new business	$10,079	$12,100	$(2,021)
Ordinary renewal	2,481,641	4,689,451	(2,207,810)
Total	$2,491,720	$4,701,551	$(2,209,831)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2018 were:

	Gross	Net	Loading
Type:
Ordinary new business	$16,326	$14,015	$2,311
Ordinary renewal	2,847,994	5,095,802	(2,247,808)
Total	$2,864,320	$5,109,817	$(2,245,497)

23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(14)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries. Insurance contract liabilities for incidental death benefits are established in the general account. The account balance of contracts with guarantees totaled approximately $600,000,000 and $560,000,000 and was held in separate accounts at December 31, 2019 and 2018, respectively. The net amount at risk associated with these guarantees was approximately $213,000 and $6,000,000 at December 31, 2019 and 2018, respectively.

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2019 and separate account reserves at December 31, 2019.

		Variable
	Variable life	Annuities	Total
Premiums and considerations	$31,537,315	$17,487,532	$49,024,847
Reserves at December 31, 2019:
With assets at market value	$869,446,821	$597,441,189	$1,466,888,010
Subject to discretionary
withdrawal at market value	$869,446,821	$597,441,189	$1,466,888,010

24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:

	2019	2018
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$49,024,847	$79,449,253
Transfers from separate accounts as contained in
the annual statement of the separate accounts	152,869,898	108,841,798
	$(103,845,051)	(29,392,545)

(15)	Federal Income Taxes

On December 22, 2017, the President signed the “Tax Cuts and Jobs Act” (H.R. 1) into law. This represents the first major overhaul of the federal income tax in more than 30 years. Among other effects, the bill lowers the corporate tax rate from 35% to 21% beginning in 2018. The change in the corporate tax rate is presumed to be permanent; as such we adjusted the value of our deferred tax items. The adjustment in the value of deferred tax items resulted in a decrease in surplus of approximately $4.4 million from this rate change in 2017.

The “Tax Cuts and Jobs Act” also impacted the computation of life insurance tax reserves. The Act limits life reserves for tax purposes to the greater of net surrender value or 92.81% of NAIC’s required reserves. Previously, for life and annuity contracts, the tax reserve was the greater of the contract’s net surrender value (if any) or federally prescribed reserve. Management determined a $23.1 million difference in the amount of the new tax basis reserve, which has been recognized as an additional tax asset with an offsetting deferred tax liability. The estimated transition adjustment amount is amortized on a straight-line basis over each of the eight taxable years from 2018-2025. As of December 31, 2019, $5.8 million has been amortized. The transition adjustment increased by approximately $4.0 million in 2018 from the amount estimated at December 31, 2017, which was a provisional estimate as the Company did not have the information available in appropriate detail to analyze and calculate the amount required under the change in methodology. As of December 31, 2019, there are no provisional amounts related to the impact of the Tax Cuts and Jobs Act remaining in the Company’s financial statements.

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly-owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent. Under the Internal Revenue Code, revised by the Tax Cuts and Jobs Act, life insurance entities are not permitted to carryback ordinary losses. As such, admittance of ordinary deferred tax assets for life entities will be limited to paragraph 11.b. and 11.c. Tax years of 2016 through 2018 are subject to federal, state or local examination by taxing authorities.

25	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The net deferred tax asset/(liability) at December 31, 2019 and 2018, and the change from the prior year are comprised of the following components:

	2019	2018	Change
	Ordinary	Ordinary	Ordinary
Total gross deferred tax assets	$13,388,000	$12,797,000	$591,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	13,388,000	12,797,000	591,000
Deferred tax assets nonadmitted	(6,558,402)	(5,393,864)	(1,164,538)
Subtotal net admitted deferred tax assets	6,829,598	7,403,136	(573,538)
Deferred tax liabilities	(3,928,598)	(4,454,136)	525,538
Net admitted deferred tax assets	$2,901,000	$2,949,000	$(48,000)

The amount of deferred tax assets admitted at December 31, 2019 and 2018 and changes thereon are as follows:

	2019	2018	Change
	Ordinary	Ordinary	Ordinary
Federal income taxes paid in prior years
recoverable through loss carrybacks (11.a.)	$-	$-	$-
Admitted under paragraph (11.b.)	2,901,000	2,949,000	(48,000)
Adjusted gross DTAs offset by gross DTLs (11.c.)	3,928,598	4,454,136	(525,538)
Deferred tax assets admitted as the result of
application of SSAP No. 101	$6,829,598	$7,403,136	$(573,538)

The ratios used for the threshold limitation for 11.b. above are 963% and 575% at December 31, 2019 and 2018, respectively.

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets. In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

26	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2019	2018	Change
Deferred tax assets:
Policyholder dividend provision	$190,000	$215,000	$(25,000)
Deferred acquisition costs	3,552,000	3,672,000	(120,000)
Reserves	9,569,000	8,817,000	752,000
Deferred compensation	62,000	47,000	15,000
Other	15,000	46,000	(31,000)
	13,388,000	12,797,000	591,000
Nonadmitted deferred tax assets	(6,558,402)	(5,393,864)	(1,164,538)
	6,829,598	7,403,136	(573,538)
Deferred tax liabilities:
Depreciation	6,000	11,000	(5,000)
Bond discount	284,598	199,136	85,462
Reserves (transition adjustment)	3,638,000	4,244,000	(606,000)
Net admitted deferred taxes	$2,901,000	$2,949,000	$(48,000)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following:

	2019	2018	Change
Total deferred tax assets	$13,388,000	$12,797,000	$591,000
Total deferred tax liabilities	(3,928,598)	(4,454,136)	525,538
Net deferred tax assets (liabilities)	9,459,402	8,342,864	1,116,538
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$9,459,402	$8,342,864	$1,116,538

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2019			2018
		Tax effect	Tax		Tax effect	Tax
	Amount	21%	Rate	Amount	21%	Rate
Income before taxes	$17,744,664	3,726,379	21%	$8,470,106	1,778,722	21%
Dividends received deduction	(5,405,146)	(1,135,081)	(6)%	(5,639,491)	(1,184,293)	(14)%
Deferred tax rate change:
Admitted assets	-	-	—%	-	-	—%
Non-admitted assets	-	-	—%	-	-	—%
Other	(768,428)	(161,369)	(1)%	(415,782)	(87,314)	(1)%
Total	$11,571,090	2,429,929	14%	$2,414,833	507,115	6%

27	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

	2017
		Tax effect	Tax
	Amount	35%	Rate
Income before taxes	$12,480,314	4,368,110	35%
Dividends received deduction	(4,706,328)	(1,647,215)	(13)%
Deferred tax rate change:
Admitted assets	$5,205,714	1,822,000	15%
Non-admitted assets	7,364,886	2,577,710	21%
Other	(642,182)	(224,764)	(2)%
Total	19,702,404	6,895,841	55%

	2019	2018	2017
Current federal income taxes	$3,546,467	$2,249,413	$3,299,348
Deferred taxes:
Change from prior year	(1,116,538)	(1,742,298)	(803,667)
Rate change	-	-	4,400,160
Total tax provision	$2,429,929	$507,115	$6,895,841

Effective rate	14%	6%	55%

There are no deposits at December 31, 2019 and 2018 admitted under Section 6603 of the Internal Revenue Code.

28	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

(16)	Reconciliation to Filed Annual Statement

The Company records corrections of errors, net of tax, in its Annual Statement as an adjustment to capital and surplus in the period the errors are detected in accordance with Statements of Statutory Accounting Practices (SSAP) No. 3.

29	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Notes to Statutory Financial Statements

December 31, 2019, 2018 and 2017

(in US Dollars)

The accompanying 2018 and 2017 audited statutory-basis financial statements were previously restated as a result of a material error identified in 2019. Following is a reconciliation of amounts as of December 31, 2018 and for the years ended December 31, 2018 and 2017 reported in the 2019 and 2018 annual statements filed by the Company, to amounts included in the accompanying audited statutory-basis financial statements:

Description	Annual Statement	Adjustment	Financial Statement
2018
Admitted assets	2,468,154,758	2,989,735	2,471,144,493
Total Liabilities	2,400,334,695	17,116,760	2,417,451,455
Capital and Surplus	67,820,064	(14,127,026)	53,693,038
Total Liabilities and Capital and Surplus	2,468,154,758	2,989,735	2,471,144,493
Income before Taxes	10,052,226	(1,582,120)	8,470,106
Provision for Income Taxes	(2,436,427)	187,014	(2,249,413)
Net Income	7,615,799	(1,395,106)	6,220,693

Description	Annual Statement	Adjustment	Financial Statement
2017
Income before Taxes	17,338,024	(4,857,710)	12,480,314
Provision for Income Taxes	(4,663,184)	1,363,836	(3,299,348)
Net Income	12,674,840	(3,493,874)	9,180,966

30	(Continued)

SUPPLEMENTAL INFORMATION
31	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Supplementary Schedule

Summary of Investments – Other than Investments in Related Parties

December 31, 2019 and 2018

(in US Dollars)

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2019:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$22,665,450	$23,567,461	$22,665,450
Debt securities issued by
states of the U.S.	265,703,697	283,157,742	265,703,697
Corporate debt securities	785,541,985	837,778,054	785,541,985
	1,073,911,132	1,144,503,257	1,073,911,132

Policy loans	107,796,625	XXX	107,796,625
Cash, cash equivalents
and short-term investments	17,044,628	17,044,628	17,044,628
Receivable for securities	7,705	XXX	7,705
Total investments	$1,198,760,090		$1,198,760,090

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$42,460,157	$42,063,479
Debt securities issued by
states of the U.S.	254,691,974	257,490,823	254,691,974
Corporate debt securities	667,723,660	649,796,354	667,723,660
	964,479,113	949,747,334	964,479,113

Policy loans	105,567,441	XXX	105,567,441
Cash, cash equivalents
and short-term investments	55,329,534	55,329,534	55,329,534
Receivable for securities	-	XXX	-
Total investments	$1,125,376,088		$1,125,376,088

See accompanying independent auditors' report.

32	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Supplementary Insurance Information

For the years ended December 31, 2019, 2018 and 2017

(in US Dollars)

SUPPLEMENTARY INSURANCE INFORMATION

	As of December 31,		For the years ended December 31,
			Premium
			revenue and
	Future policy	Other policy	annuity,		Benefits,
	benefits losses,	claims and	pension and		claims, losses
	claims and loss	benefits	other contract	Net investment	and settlement	Other operating
	expenses	payable	considerations	income	expenses	expenses
2019:
Life	$344,967,654	$11,757,455	$52,203,307	$11,874,338	$55,534,580	$13,787,237
Annuity	802,682,074	4,457,931	67,061,526	34,733,736	127,947,158	3,440,797
Accident and Health	29,098	4,140	927	2,506	12,011	749
Total	$1,147,678,826	$16,219,526	$119,265,760	$46,610,580	$183,493,749	$17,228,783

2018:
Life	$330,332,141	$12,132,147	$61,554,348	$13,500,066	$49,259,556	$12,182,356
Annuity	774,870,081	4,072,363	216,453,089	28,505,092	75,986,139	3,605,126
Accident and Health	31,412	2,195	2,193	3,619	10,405	624
Total	$1,105,233,634	$16,206,705	$278,009,630	$42,008,777	$125,256,100	$15,788,106

2017:
Life	$314,060,279	$12,204,834	$63,094,160	$12,455,343	$44,062,987	$11,434,394
Annuity	611,878,303	2,548,226	146,170,852	22,827,286	59,457,585	4,489,862
Accident and Health	33,917	5,655	1,834	4,079	13,061	529
Total	$925,972,499	$14,758,715	$209,266,846	$35,286,708	$103,533,633	$15,924,785

See accompanying independent auditors' report.

33	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Supplementary Schedule - Reinsurance

For the years ended December 31, 2019, 2018 and 2017

(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2019	$11,285,108	$5,864,140	$5,420,968
2018	$11,890,647	$6,378,604	$5,512,043
2017	$12,083,402	$6,541,538	$5,541,864

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2019
Life insurance	$60,196,588	$7,993,281	$52,203,307
Annuity	67,061,526	-	67,061,526
Supplementary contracts	-	-	-
Accident and health	927	-	927
	$127,259,041	$7,993,281	$119,265,760

2018
Life insurance	$69,095,194	$7,540,845	$61,554,349
Annuity	216,453,088	-	216,453,088
Supplementary contracts	-	-	-
Accident and health	2,193	-	2,193
	$285,550,475	$7,540,845	$278,009,630

2017
Life insurance	$69,894,727	$6,800,567	$63,094,160
Annuity	146,170,852	-	146,170,852
Supplementary contracts	-	-	-
Accident and health	1,834	-	1,834
	$216,067,413	$6,800,567	$209,266,846

See accompanying independent auditors' report.

34

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

PART C: OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

	(a)	Financial Statements:
The financial statements for the period ended December 31, 2016 for Foresters Life Insurance and Annuity Company and First Investors Life Variable Annuity Fund C are included in Part B of this Registration Statement.
	(b)	Exhibits:
		1.	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account C. /1/
		2.	Not applicable.
		3.	Distribution Contracts:
(a) Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Variable Annuity Fund C and First Investors Corporation. /3/
(b) Underwriting Agreement between Foresters Life Insurance and Annuity Company, First Investors Life Variable Annuity Fund D and 1851 Securities, Inc. /5/
(c) Broker-Dealer And General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC. /5/
		4.	Specimen Individual Variable Annuity Contract issued by First Investors Life Insurance Company for participation in Separate Account C. /1/
		5.	Form of application used with Individual Variable Annuity Contracts provided in response to (4) above. /1/
		6.	(a) (1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(2) Certificate of Amendment. /1/
(3) Certificate of Amendment. /1/
(4) Certificate of Amendment. /1/
(5) Certificate of Amendment. /1/
(6) Certificate of Amendment. /4/
(b) (1) By-laws of First Investors Life Insurance Company. /1/
(2) Amendment of By-laws. /4/
		7.	Not applicable.
		8.	Not applicable.
		9.	Opinion of and consent of counsel. /2/
		10.	(a) Consents of Independent Public Accountants. /5/
(b) Exemptive Order. /1/
		11.	Not applicable.
		12.	Not applicable.
		13.	Powers of Attorney for Matthew Berman, James R. Boyle, Michael Lombardi, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin. /5/

____________________
/1/	Incorporated herein by reference to Post-Effective Amendment No. 10 to this Registration Statement filed on May 19, 1997.
/2/	Incorporated herein by reference to Post-Effective Amendment No. 11 to this Registration Statement filed on April 29, 1998.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 29 to this Registration Statement filed on April 28, 2011.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 44 to this Registration Statement filed on October 30, 2015.
/5/	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal	Position and Office with
Business Address	Foresters Life Insurance and Annuity Company

Matthew Berman	Director and President

James R. Boyle	Chairman of the Board

Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer

Jason Helbraun	Assistant Vice President

Mehul N. Kapadia	Chief Information Officer and Vice President, IT & Business Transformation

Michael Lombardi	Director

Martha E. Marcon	Director

J. Steven McDonald	International Finance Officer

E. Blake Moore, Jr.	Director

David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President

John Shey	Assistant Vice President

Greg Walter	Senior Vice President, Insurance Operations

Wendy Watson	Director

Shelley L. Wilson	Secretary

René Zanin	Director

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company. Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.

The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant. Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of March 30, 2020.

Corporate Organization Chart
(Future State – April 2020)

Foresters Financial

- **The Independent Order of Foresters** Fraternal Benefit Society (Canada) ⋯ **The Independent Order of Foresters (US Branch)**
  - **Forester Holdings (Europe) Limited** 100% (U.K.)
    - **Forester Insurance Services Limited*** 100%
    - **Foresters Limited*** 100%
    - **Forester Financial Services Limited*** 100%
    - **Forester Nominees Limited*** 100%
    - **Forester Life Limited** 100%
      - **Tunbridge Wells Equitable Friendly Society Trustee Company Limited***
      - **Forester Investments Limited*** 100%
        - **Forester Fund Management Ltd*** 100%
  - **Sylvan Agency (Canada) Inc.*** 100% (Canada)
  - **Foresters Securities (Canada) Inc.*** 100% (Canada)
  - **Foresters Life Insurance Company** 100% (Canada)
    - **GeniSystems.ca Services Inc.*** 100%
  - **Foresters Indemnity Company*** 100% (Canada)
  - **Foresters Equity Services, Inc.*** 100% (California)
  - **Foresters Financial Holding Company, Inc.** 100% (Delaware)
    - **Foresters Life Insurance and Annuity Company** 100% (New York)
  - **Foresters Investment Management Company, Inc.** 100% (New York)
    - **Foresters Financial Services, Inc.** 100% (New York)
    - **Foresters Investor Services, Inc.** 100% (New York)
    - **Foresters Advisory Services, LLC** 100% (Delaware)

*Company is Inactive

Item 27.	Number of Contractowners

As of March 30, 2020, the number of owners of variable annuity contracts offered by First Investors Life Variable Annuity Fund C was 5,093.

Item 28.	Indemnification

Article V of the By-Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6 Indemnification of Directors, Officers and Employees. Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York. The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section. The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities. The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 29.		Principal Underwriter

	(a)	Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

	(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	Foresters Financial Services, Inc.

Francis X. Gannon	Chief Financial Officer and Treasurer

E. Blake Moore, Jr.	Chairman of the Board and President

Elizabeth Reilly	Senior Vice President, Advisory and Broker-Dealer Operations, Chief Compliance Officer

Scott Richardson	Corporate Secretary

Mary Solowey	Vice President

William J. Vogt	Vice President

Gina Walling	AML Compliance Officer

	(c)	Not Applicable.

Item 30.		Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 31.		Management Services

Not applicable.

Item 32.		Undertakings

Registrant hereby makes the following undertakings:

	(a)	An undertaking to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

	(b)	An undertaking to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

	(c)	An undertaking to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

	(d)	Representation Regarding Reasonableness of Aggregate Contract Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 56 (“Amendment”) to its Registration Statement on Form N-4 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Mr. Gannon), on this 28th day of April, 2020.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C (Registrant)

BY:	FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
	/s/ Matthew Berman	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Matthew Berman
Matthew Berman
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-4 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Matthew Berman	President and Director	April 28, 2020
Matthew Berman

/s/ Francis X. Gannon	Chief Financial Officer and Treasurer	April 28, 2020
Francis X. Gannon

/s/ James R. Boyle	Director	April 28, 2020
James R. Boyle*

/s/ Michael Lombardi	Director	April 28, 2020
Michael Lombardi*

/s/ Martha E. Marcon	Director	April 28, 2020
Martha E. Marcon*

/s/ E. Blake Moore, Jr.	Director	April 28, 2020
E. Blake Moore, Jr.*

/s/ Wendy Watson	Director	April 28, 2020
Wendy Watson*

/s/ René Zanin		Director	April 28, 2020
René Zanin*

*By:	/s/ Scott Richardson	April 28, 2020
Scott Richardson
(Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit Number	Description
24(b)(3)(b)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, First Investors Life Variable Annuity Fund C and 1851 Securities, Inc.

24(b)(3)(c)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC

24(b)(10)(a)	Consents of Independent Public Accountants

24(b)(13)	Power of Attorney for Matthew Berman, James R. Boyle, Michael Lombardi, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin.